                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                                GOTTSCHALKS INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6 (i)(1) and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount previously paid:
         -----------------------------------------------------------------------
     (2) Form, schedule or registration statement no.:
         -----------------------------------------------------------------------
     (3) Filing party:
         -----------------------------------------------------------------------
     (4) Date filed:
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
                                GOTTSCHALKS INC.
                            7 River Park Place East
                            Fresno, California 93720
                                 (209) 434-4800

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 25, 1998

TO THE STOCKHOLDERS OF GOTTSCHALKS INC.:

    You are cordially invited to attend the Annual Stockholders' Meeting to be held on Thursday, June 25, 1998 at 10:00 a.m., Pacific Daylight Time, at the Company's corporate headquarters located at 7 River Park Place East, Fresno, California, for the purpose of considering and voting upon the following matters described in the accompanying Proxy Statement:

    1. The election of nine directors, to hold office until the next Annual Stockholders' Meeting and until their successors are elected and qualified.

    2.  Proposal to approve The Gottschalks Inc. 1998 Stock Option Plan.

    3.  Proposal to approve The Gottschalks Inc. 1998 Employee Stock Purchase
       Plan.

    4. The Stockholder Proposal which is set forth and described in the accompanying Proxy Statement.

    5. Such other matters as may properly come before the meeting or any adjournment thereof.

    The Board of Directors has fixed the close of business on April 28, 1998 as the record date for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof. Accordingly, only stockholders of record at the close of business on that date will be entitled to vote at the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder of the Company during normal business hours at the address above for the ten days preceding the Annual Meeting.

    We hope that you can attend the Annual Meeting in person. WHETHER OR NOT YOU CAN ATTEND, WE URGE THAT YOU FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE BUSINESS REPLY ENVELOPE ENCLOSED WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                          By Order of the Board of Directors,

                                          [SIGNATURE]

                                          Joe Levy

                                          Chairman and Chief Executive Officer

Fresno, California
May 20, 1998

                                GOTTSCHALKS INC.
                            7 River Park Place East
                            Fresno, California 93720
                                 (209) 434-4800
                             ---------------------

                                PROXY STATEMENT

                       FOR ANNUAL MEETING OF STOCKHOLDERS

                                 JUNE 25, 1998

    Your proxy on the enclosed Proxy Card is solicited by the Board of Directors of Gottschalks Inc. (the "Company") for use at the Annual Stockholders' Meeting to be held on Thursday, June 25, 1998, at the time and place set forth in the preceding Notice of Annual Meeting, and at any adjournment of that meeting (the "1998 Annual Meeting"). This Proxy Statement and the form of Proxy are being first sent or given to the Company's stockholders on or about May 20, 1998.

    Each properly executed proxy received prior to the 1998 Annual Meeting will be voted as directed, but if not otherwise specified, such proxies will be voted for the nominees for the Company's Board of Directors named in this Proxy Statement, for the proposal to approve The Gottschalks Inc. 1998 Stock Option Plan (the "1998 Stock Option Plan"), for the proposal to approve The Gottschalks Inc. 1998 Employee Stock Purchase Plan (the "Employee Stock Purchase Plan"), against the Stockholder Proposal and will be voted in the proxy holders' discretion with regard to any other business of which the Company is not now aware that may properly come before the 1998 Annual Meeting and be submitted to a vote of stockholders and all matters incident to the conduct of the meeting.

    Each stockholder giving a proxy pursuant to this solicitation may revoke it at any time before it is exercised. A proxy may be revoked by filing with the Secretary of the Company at 7 River Park Place East, Fresno, California 93720, a written revocation or a properly executed proxy bearing a later date. A proxy may also be revoked if the person who executed the proxy attends the 1998 Annual Meeting in person and so requests, although attendance at the 1998 Annual Meeting will not in itself constitute a revocation of the proxy.

    Only stockholders of record of the Company's common stock, $0.01 par value (the "Common Stock"), at the close of business on April 28, 1998 are entitled to vote at the 1998 Annual Meeting or any adjournment thereof. There were 10,479,323 shares of Common Stock outstanding on that date, each of which is entitled to one vote on each of the matters to be presented to the stockholders at the meeting. A majority of the Company's outstanding shares of Common Stock as of April 28, 1998 must be represented in person or by proxy to constitute a quorum for the 1998 Annual Meeting.

    The Company will bear all costs incurred in the solicitation of proxies. In addition to mailing copies of this material to all stockholders, the Company has requested banks and brokers to forward copies of such material to persons for whom they hold stock of the Company and to request authority for execution of the proxies. The Company will reimburse such banks and brokers for their reasonable out-of-pocket expenses incurred in connection therewith. Officers and regular employees of the Company may, without being additionally compensated therefore, solicit proxies by mail, telephone, telegram or personal contact.

                       PROPOSAL 1. ELECTION OF DIRECTORS

    The Company's Board of Directors currently consists of nine directors, subject to future change in accordance with the Bylaws of the Company. Accordingly, at the 1998 Annual Meeting, nine directors are proposed to be elected, each to hold office until the next Annual Meeting and until such directors' successors shall be elected and qualified. As recommended by the Nominating Committee of the Board of Directors, the Board of Directors of the Company has nominated, and recommends for election as directors, the nine persons named below. Unless authority is withheld or any nominee becomes unable to serve, the persons named in the enclosed form of proxy will vote such proxy for the election of all of the nominees listed below. The Board of Directors has no reason to believe that any nominee will be unavailable, but if any such person should become unavailable, it is expected that proxies will be voted for such other nominee or nominees as may be recommended by the Board of Directors.

    The following table sets forth certain information about the nominees standing for election at the 1998 Annual Meeting:

                       NOMINEES FOR ELECTION AS DIRECTOR

                                                  Present Position                 Director
         Name             Age(1)                    With Company                     Since
----------------------  -----------  -------------------------------------------  -----------
Joe Levy(2)                     66   Chairman and Chief Executive Officer               1986

James R. Famalette              45   President, Chief Operating Officer and             1997
                                     Director

Bret W. Levy(2)                 34   Vice President, Treasurer and Director             1986

Max Gutmann                     75   Director                                           1992

Sharon Levy(2)                  64   Director                                           1986

Joseph J. Penbera               51   Director                                           1986

Frederick R. Ruiz               54   Director                                           1992

O. James Woodward III           62   Director                                           1992

William Smith                   51   None                                                N/A

------------------------

(1) As of April 28, 1998.

(2) Joe Levy and Sharon Levy are husband and wife. Bret Levy is their son.

    Mr. Joe Levy became Chairman and Chief Executive Officer of the Company's predecessor and former subsidiary, E. Gottschalk & Co., Inc. ("E. Gottschalk") in April 1982 and of the Company in March 1986. He was Executive Vice President from 1972 to April 1982 and first joined E. Gottschalk in 1956. He serves on the Board of Directors of the National Retail Federation and the Executive Committee of Frederick Atkins, Inc. He was formerly Chairman of the California Transportation Commission and served on the Board of Directors of Community Hospitals of Central California and of Air 21, which filed for protection under federal bankruptcy laws in January 1997 and is currently being liquidated. He has also served on numerous other state and local commissions and public service agencies. Mr. Joe Levy is the husband of Mrs. Sharon Levy and the father of Mr. Bret Levy.

    Mr. Famalette became the President, Chief Operating Officer and a director of the Company on April 14, 1997. Prior to joining the Company, Mr. Famalette was President and Chief Executive Officer of Liberty House, a department and specialty store chain based in Honolulu, Hawaii, from March 1993 through April 1997, and served in a variety of other positions with Liberty House from 1987 through 1993, including Vice President, Stores and Vice President, General Merchandise Manager. From 1982 through 1987, he served as Vice President, General Merchandise Manager and later President of Village Fashions/Cameo Stores in Philadelphia, Pennsylvania, and from 1975 to 1982 served as a Divisional Merchandise Manager for Colonies, a specialty store chain, based in Allentown, Pennsylvania.

    Mr. Bret Levy became a director of E. Gottschalk in June 1982 and the Company in April 1986. Mr. Bret Levy, a certified public accountant, has been an employee of the Company since November 1989 and presently serves as Vice President, Treasurer. He also serves on the Advisory Council of the National Retail Federation and serves as a director of the Fresno Merchants Association, the California Retailers' Association, and Wall to Wall Indoor Sports. Mr. Bret Levy is the son of Mr. Joe Levy and Mrs. Sharon Levy.

    Mr. Gutmann returned to Elder-Beerman Stores Corporation ("Elder-Beerman") as Chairman in October 1995, after retirement from 1991 to 1995 and after Elder-Beerman filed for bankruptcy in October 1995, to lead a turnaround which was completed in December 1997. Mr. Gutmann, now retired, was Chairman and Chief Executive Officer of Elder-Beerman from 1974 to 1991, and Executive Vice-President and President from 1961 to 1973. Elder-Beerman operates 50 department stores and multiple furniture stores and shoe outlets, and is now listed on the NASDAQ under EBSC. Mr. Gutmann is a former Chairman and/or Director of numerous companies, corporations and trade associations. He became a director of the Company in September 1992.

    Mrs. Levy became a director of E. Gottschalk in June 1979 and the Company in March 1986. She has served as an elected member of the Board of Supervisors of Fresno County since 1975, serving as Chairman of the Board of Supervisors in 1980, 1985, 1990 and 1995. Mrs. Levy also serves on numerous other public service agencies. Mrs. Levy is the wife of Mr. Joe Levy and the mother of Mr. Bret Levy.

    Dr. Penbera is Eaton Fellow and Professor of Business at California State University, Fresno, where he formerly served as Dean of The Craig School of Business. Since 1992, he has been President of the Consortium for Economic Research and also serves as Chief Economist for Regency Bank. He has also served as a director of Rug Doctor, L.P since 1986. He became a director of the Company in April 1986.

    Mr. Ruiz is Chairman and Chief Executive Officer of Ruiz Food Products, Inc., a privately held frozen food company and has served in such capacity since September of 1983. In 1992, Mr. Ruiz' company received the U.S. Small Business Administration's National Entrepreneurial Success Award and was inducted into the SBA Hall of Fame in Washington, D.C. Mr. Ruiz has served on the Board of Directors of McClatchy Newspapers, Inc. since 1993. He is a member of the Board of Directors of The California Endowment; a member of the Board of Directors of the American Frozen Food Institute; serves on the Board of Directors of the Hispanic College Fund, and on the Business Advisory Council of California

State University, Fresno. He is the former president of the Tulare Kings Hispanic Chamber of Commerce. Mr. Ruiz has been a director of the Company since July 1992.

    Mr. Woodward is an attorney in the private practice of law in Fresno, California and, since February 1995, has also served as Chairman of the Board of Directors of Mission Homes. Prior to commencing his private law practice in 1992, he was Executive Vice President for the Guarantee Savings Group of Glenfed, Inc. from January 1988 to November 1991. In addition to a private law practice, he has had experience with other financial institutions and in real estate development in California. He currently serves on the Board of Governors of the California State University, Fresno Foundation and the Boalt Hall Trust. He became a director of the Company in September 1992.

    Mr. William Smith, who has been nominated for the first time this year for election to the Board of Directors of the Company, is Senior Vice President of Peter B. Cannell & Co., Inc. New York City. Peter B. Cannell & Co., Inc. manages approximately $500 million in investments on behalf of endowments and individuals. Prior to his employment at Peter B. Cannell & Co. Mr. Smith was a senior retail analyst at Neuberger & Berman, New York City. From 1983 to 1994, Mr. Smith was with the investment firm of Smith Barney, reaching the level of Managing Director and headed their retail trade analyst group. Mr. Smith is the past president of the New York Retail Analysts Society and is a Chartered Financial Analyst.

       THE BOARD RECOMMENDS A VOTE IN FAVOR OF THE NOMINEES LISTED ABOVE

    THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE NOMINEES LISTED ABOVE. PROXIES RECEIVED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY IN THEIR PROXY A CONTRARY CHOICE.

MEETINGS OF THE BOARD OF DIRECTORS AND BOARD COMMITTEES

    During the fiscal year ended January 31, 1998, the Board of Directors held six meetings. The Board of Directors has established audit, compensation and nominating committees to devote attention to specific matters and to assist in the discharge of its responsibilities. Each director attended at least 75% of the Board meetings and meetings of Board committees that he or she was eligible to attend. The functions of the committees, their current members and the number of meetings held during the year are described below:

    AUDIT COMMITTEE. Dr. Penbera and Messrs. Ruiz, Woodward and Gutmann sit on the Audit Committee. The Audit Committee's functions are to (1) receive from, and review with, the independent auditors such auditors' report on the Company's annual audited financial statements, (2) review with the independent auditors the scope of the succeeding annual audit and quarterly review procedures, (3) nominate the independent auditors to be selected each year by the Board, (4) review consulting services rendered by the Company's independent accountants and evaluate the possible effect on the auditors' independence of performing such services, (5) ascertain the existence of adequate internal accounting and control systems, (6) review with management and the Company's independent auditors current and emerging accounting and financial reporting requirements and practices affecting the Company and (7) evaluate the qualifications and performance of the Company's internal audit staff and oversee and support the audit staff's functions. The Audit Committee met three times during fiscal 1997.

    COMPENSATION COMMITTEE. Dr. Penbera and Messrs. Ruiz, Woodward and Gutmann sit on the Compensation Committee. The Compensation Committee determines or reviews and passes upon management's recommendations with respect to (1) executive compensation, (2) bonuses, (3) contractual obligations relating to employment of officers and (4) incentive stock awards and stock option grants. The Compensation Committee met three times during fiscal 1997.

    NOMINATING COMMITTEE. Dr. Penbera and Messrs. Ruiz and Woodward sit on the Nominating Committee, which was formed in early fiscal 1997. The Nominating Committee's functions are to review the qualifications of, and nominate candidates for the Company's Board of Directors. The Nominating Committee will not consider nominees recommended by stockholders. The Nominating Committee met one time during fiscal 1997.

    COMPENSATION OF DIRECTORS. The following table sets forth amounts paid to each of the non-employee directors during fiscal 1997.

                   DIRECTOR COMPENSATION FOR FISCAL YEAR 1997

                                                                                Security Grants
                                        Cash Compensation            --------------------------------------
                              -------------------------------------                          Securities
                                Annual                  Consulting                           Underlying
                               Retainer      Meeting    Fees/Other        Number of            Options
            Name              Fees($)(1)   Fees($)(2)     Fees($)       Shares(#)(3)         (SAR)(#)(3)
----------------------------  -----------  -----------  -----------  -------------------  -----------------
Gerald H. Blum                 $  --        $  --       $ 222,006(4)              0                   0
Sharon Levy                       --            6,000       --                    0                   0
Joseph Penbera                    12,000        6,500       --                    0                   0
Frederick R. Ruiz                 12,000        6,500       --                    0                   0
O. James Woodward III             12,000        6,500       --                    0                   0
Max Gutmann (5)                   12,000        6,500       --                    0                   0

------------------------

(1) The four outside directors who are neither officers of the Company nor an affiliate of an officer of the Company receive an annual stipend of $12,000, payable monthly.

(2) The four outside directors, together with all other non-employee directors, receive $1,000 for each meeting of the Board attended and $500 for each committee meeting attended and held on a separate date. As a consultant to the Company, Mr. Blum is not eligible to receive payment for such meetings.

(3) There were no options granted under the 1994 Director Nonqualified Stock Option Plan or individual grants of options in tandem with stock appreciation rights ("SARS") or freestanding SARS made during fiscal 1997.

(4) Represents amounts paid to Mr. Gerald Blum pursuant to his Consulting Agreement which provides for Mr. Blum to perform certain consulting services for the Company during the period of June 1, 1994 through May 31, 1999 in return for an annual salary of $200,000, payable bi-weekly. The

    Consulting Agreement, entered into on May 27, 1994, also provides for the payment of an annual office allowance and continuation of certain insurance and retirement benefits. The Company paid Mr. Blum a total of $222,006 under the Consulting Agreement in fiscal 1997, consisting of $200,000 of salary paid to him between February 2, 1997 and January 31, 1998, $12,000 for office space rental and $10,006 for contributions made by the Company on behalf of Mr. Blum to the Gottschalks Inc. Retirement Savings Plan and amounts paid for the continuation of health, life and disability insurance benefits under the Company's existing benefits program.

(5) The Company reimburses Max Gutmann, who resides outside the Fresno area, for costs incurred in attending meetings of the Board and in performing Board duties. Such expense reimbursements typically include meals and transportation costs and, when required, overnight hotel expenses.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Directors and executive officers of the Company, as well as persons owning more than 10% of the Company's outstanding shares of stock (collectively, the "Reporting Persons") are required by Section 16 (a) of the Securities and Exchange Act of 1934 to file reports showing their initial ownership of the Company's Common Stock and any subsequent changes in such ownership, with the Securities and Exchange Commission (the "SEC"), the New York Stock Exchange, the Pacific Stock Exchange and the Company. Based solely on a review of the copies of such reports received by the Company and written representations of directors and executive officers of the Company, the Company believes that all such filing requirements were satisfied by the Reporting Persons during the year.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth, as of April 28, 1998, the Common Stock beneficially owned by each director, nominee and executive officer, individually, and all directors and executive officers, as a group, as well as the name and address of each person known to the Company to beneficially own more than 5% of the Company's Common Stock.

                                                                              Amount and Nature of
                                                                             Beneficial Ownership(1)
                                                                     ---------------------------------------
                                                                                                      Total
                                                                                      Currently        as
                                                                      Shares of      Exercisable     Percent
                                            Present Position            Common          Stock          Of
               Name                         With the Company         Stock(#)(2)    Options(#)(3)    Class(4)
-----------------------------------  ------------------------------  ------------   --------------   -------
Gerald H. Blum                       Vice Chairman of the Board and  1,530,529(5)            0         14.6%
9 River Park Place East              Consultant
Fresno, CA 93720
Joe Levy                             Chairman and Chief              1,377,225(6)(7)     18,750        13.3%
P.O. Box 28920                       Executive Officer
Fresno, CA 93729-8920
David L. Babson                                                        862,100(8)            0          8.2%
and Company Incorporated
One Memorial Drive
Cambridge, Massachusetts 02142-1300
Peter B. Cannell & Co., Inc.                                           804,100(9)            0          7.7%
645 Madison Avenue
New York, NY 10022
Joseph L. Harrosh                                                      648,900(10)           0          6.2%
40900 Grimmer Blvd.
Fremont, CA 94538
Dimensional Fund Advisors Inc.                                         574,400(11)           0          5.5%
1299 Ocean Avenue 11th Floor
Santa Monica, CA 90401
Bret W. Levy                         Vice President, Treasurer and     347,782(12)       7,500          3.4%
                                     Director
James R. Famalette                   President, Chief Operating          1,000           5,000         *
                                     Officer and Director
Gary L. Gladding                     Executive Vice President,           3,375          15,000         *
                                     General Merchandise Manager
Max Gutmann                          Director                            2,000           3,750         *
Sharon Levy                          Director                                0(7)            0         *
Joseph J. Penbera                    Director                            5,000           3,750         *
Frederick R. Ruiz                    Director                            2,500           3,750         *
Michael J. Schmidt                   Senior Vice President,              9,454          15,000         *
                                     Director of Stores
William Smith                        Nominee                             5,500               0         *
Alan A. Weinstein                    Sr. Vice President, Chief             988          35,000         *
                                     Financial Officer
O. James Woodward III                Director                            2,000           3,750         *
Directors and Executive Officers as                                  3,281,883         111,250         32.0%
a Group (12 Persons)

------------------------------

*   Holdings represent less than 1% of all common shares outstanding.

(1) Unless as otherwise indicated, (i) beneficial ownership is direct and (ii) the person indicated has sole voting and investment power over the shares of Common Stock indicated.

(2) Includes shares of common stock held in the Gottschalks Inc. Retirement Savings Plan, as follows: Joe Levy (13,565 shares); Bret W. Levy (982 shares); Gary L. Gladding (3,375 shares); Alan A. Weinstein (988 shares) and Michael J. Schmidt (4,454 shares).

(3) Shares that may be acquired pursuant to options exercisable within 60 days of April 28, 1998.

(4) Assumes that only those options of the particular person or group listed that are exercisable within 60 days of April 28, 1998 have been exercised and no others.

(5) Includes an aggregate of 975,000 shares beneficially owned as trustee of the trust established by the Will of Gertrude H. Klein. Does not include other shares owned by Mr. Blum's adult children, over which shares Mr. Blum disclaims beneficial ownership.

(6) Does not include the aggregate of 1,080,508 shares held by Joseph Levy's adult children, Jody Levy-Schlesinger, Felicia Levy-Weston and Bret Levy and their spouses and children, over which shares Joseph Levy disclaims beneficial ownership; and does not include 580,000 shares in which Joe Levy has a pecuniary interest as a beneficiary of the trust established by the Will of Gertrude H. Klein.

(7) Sharon Levy shares beneficial ownership of the shares attributed to Joe Levy, her husband, as community property.

(8) The information with respect to David L. Babson and Company Incorporated was reported on a Schedule 13G filed by David L. Babson and Company Incorporated with the SEC on January 12, 1998, a copy of which was relied upon by the Company in making this disclosure. David L. Babson and Company Incorporated exercised, as of January 12, 1998, sole voting power and sole dispositive power with respect to 862,100 shares.

(9) The information with respect to Peter B. Cannell & Co., Inc., was reported on a Schedule 13G filed by Peter B. Cannell & Co., Inc., on January 28, 1998, a copy of which was relied upon by the Company in making this disclosure. Peter B. Cannell & Co., Inc. exercised, as of January 28, 1998, sole voting power and sole dispositive power with respect to 804,100 shares.

(10) The information with respect to Joseph L. Harrosh was reported on a
    Schedule 13D filed by Joseph L. Harrosh with the SEC on March 26, 1996, a copy of which was received by the Company and relied upon in making this disclosure. Joseph L. Harrosh exercised, as of March 26, 1996, sole voting power and sole dispositive power with respect to 648,900 shares.

(11) The information with respect to Dimensional Fund Advisors Inc. was reported on a Schedule 13G filed by Dimensional Fund Advisors Inc., with the SEC on February 6, 1998, a copy of which was received by the Company and relied upon in making this disclosure. Dimensional Fund Advisors Inc. and officers of such entity, exercised, as of February 6, 1998, sole voting power and sole dispositive power with respect to 574,400 shares.

(12) Includes 61,400 shares owned by Mr. Bret Levy's children, for which Mr. Levy serves as custodian. Does not include 13,700 shares owned by Bret Levy's spouse.

    As of April 28, 1998, other than as indicated above, there was no person or group known by the Company to own beneficially more than 5% of the outstanding Common Stock of the Company.

                       EXECUTIVE OFFICERS OF THE COMPANY

    The following table lists the executive officers of the Company:

          Name             Age(1)                     Position
-------------------------  -------  ---------------------------------------------
Joe Levy(2)                    66   Chairman and Chief Executive Officer
James R. Famalette(2)          45   President, Chief Operating Officer and
                                    Director
Gary L. Gladding               58   Executive Vice President/General Merchandise
                                    Manager
Alan A. Weinstein              53   Senior Vice President and Chief Financial
                                    Officer
Michael J. Schmidt             56   Senior Vice President/Director of Stores

------------------------

(1) As of April 28, 1998.

(2) Information with respect to Joe Levy and James R. Famalette is included in the "Election of Directors" portion of this Proxy Statement.

    Gary L. Gladding has been Executive Vice President of the Company since May 1987, and joined E . Gottschalk as Vice President/General Merchandise Manager in February 1983. From 1980 to February 1983, he was Vice President and General Merchandise Manager for Lazarus Department Stores, a division of Federated Department Stores, Inc., and he previously held merchandising manager positions with the May Department Stores Co.

    Alan A. Weinstein became Senior Vice President and Chief Financial Officer of the Company in June 1993. Prior to joining the Company, Mr. Weinstein, a certified public accountant, was the Chief Financial Officer for The Wet Seal, Inc. based in Irvine, California for three years. From 1987 to 1989 he was Vice President and Chief Financial Officer of Wildlife Enterprises, Inc. Aside from his position with The Wet Seal, he has served general and specialty retailers in management positions in California, New York and Texas for over twenty-five years. Mr. Weinstein serves on the Board of Directors of the American Heart Association of Central California and Combined Health Appeal and is a member of the Fig Garden Rotary in Fresno and of the Community Relations Advisory Committee of the Central California Blood Center.

    Michael J. Schmidt became Senior Vice President/Director of Stores of E. Gottschalk in February 1985. Prior to joining the Company in October 1983, he held management positions with Liberty House, Allied Corporation and R.H. Macy & Co., Inc.

                             EXECUTIVE COMPENSATION

COMPENSATION OF EXECUTIVE OFFICERS

    SUMMARY COMPENSATION. The materials set forth below contain information on certain cash and non-cash compensation provided to the Company's Chief Executive Officer and four other executive officers of the Company who were the most highly compensated executive officers for fiscal year 1997, collectively referred to herein as the "Named Officers."

                           SUMMARY COMPENSATION TABLE

                                                                                         Long-Term
                                                                                        Compensation
                                                                                         Awards(1)
                                                  Annual Compensation                  --------------
                                    ------------------------------------------------     Securities       All Other
        Name and           Fiscal                                    Other Annual        Underlying     Compensation
   Principal Position       Year    Salary($)(2)    Bonus($)(3)     Compensation(4)    Options(#)(5)       ($)(6)
-------------------------  -------  -------------   ------------   -----------------   --------------   -------------
Joseph W. Levy              1997     $327,600(7)     $     0           $    --                   0          $6,669
Chairman of the             1996     $327,600(7)           0                --                   0           2,635
Board & Chief               1995     $340,200(7)           0                --                   0           2,951
Executive Officer

James R. Famalette          1997     $262,500(8)     $     0           $68,803(9)           20,000          $  168
President & Chief           1996           --             --                --                  --              --
Operating Officer           1995           --             --                --                  --              --

Gary L. Gladding            1997     $276,508        $    --           $    --                   0          $5,057
Executive Vice              1996     $268,200             --                --                   0           2,084
President & General         1995     $274,823             --                --                   0           2,438
Merchandise Manager

Alan A. Weinstein           1997     $183,307        $     0           $    --                   0          $3,793
Senior Vice President &     1996     $175,000              0                --                   0           1,797
Chief Financial Officer     1995     $174,038              0                --                   0           2,087

Michael J. Schmidt          1997     $187,672        $10,000(10)       $    --                   0          $4,155
Senior Vice President &     1996     $179,364         10,000(10)            --                   0           1,836
Director of Stores          1995     $182,570         10,000(10)            --                   0           2,087

------------------------

(1) The Company did not make any payments or awards that would be classified under the "Restricted Stock Award" and "LTIP Payout" columns otherwise required to be included in the Table by the applicable SEC disclosure rules.

(2) Includes compensation earned but deferred pursuant to the Gottschalks Inc. Retirement Savings Plan and a cafeteria plan established pursuant to Internal Revenue Code Section 125.

(3) Except as indicated at footnote (10) below, no bonus compensation was earned by the Named Officers in fiscal years 1995, 1996 or 1997.

(4) Except as indicated at footnote (9) below, the amounts included in this column for each of the Named Officers do not include the value of certain perquisites which in the aggregate did not exceed the lesser of $50,000 or 10% of the Named Officer's aggregate salary and bonus compensation for fiscal 1995, 1996 or 1997, as applicable.

(5) Represents shares of stock underlying options granted under the Company's various stock option plans. There were no individual grants of options in tandem with SARS or freestanding SARS made during fiscal years 1995, 1996 or 1997 to the Named Officers.

(6) Represents contributions made by the Company on behalf of the Named Officers to the Gottschalks Inc. Retirement Savings Plan in the form of Common Stock of the Company and amounts paid for term life insurance premiums.

(7) Mr. Levy's base salary of $327,600 was unchanged in fiscal years 1995, 1996 and 1997. The base salary reported on the Summary Compensation Table may vary depending on the number of pay periods in a given fiscal year. The fiscal 1995 reporting period included 53 weeks; the fiscal 1996 and 1997 reporting periods each included 52 weeks.

(8) Mr. Famalette was employed by the Company on April 14, 1997. This represents a salary for a partial year in fiscal 1997. See the "Employment and Severance Agreements" portion of this Proxy Statement for a description of amounts to be paid to Mr. Famalette pursuant to his employment agreement.

(9) Represents amounts paid as reimbursement for actual relocation expenses incurred.

(10) Mr. Schmidt received a discretionary bonus payment in fiscal 1997. Fiscal 1996 and 1995 amounts represent bonus earned in the previous fiscal year and paid to Mr. Schmidt in the fiscal year indicated pursuant to his employment agreement, which was terminated effective June 1, 1995 (fiscal 1995).

    OPTION GRANTS. Shown below is information with respect to grants of stock options to the Named Officers during the last fiscal year under the Company's 1994 Key Employee Incentive Stock Option Plan (the "1994 Employee Plan"). In addition to options granted to the Named Officer below, a total of 42,000 options were granted to nineteen recently hired or promoted officers, other than Named Officers, and key employees of the Company under the 1994 Employee Plan in fiscal 1997.

                       OPTION GRANTS IN FISCAL YEAR 1997

                                                                                          Potential Realizable
                                                 Individual Grants
                            ------------------------------------------------------------    Value at Assumed
                              Number of                                                   Annual Rates of Stock
                             Securities    Percent of Total                                Price Appreciation
                             Underlying     Options Granted                                  for Option Term
                               Options      to Employees in     Exercise     Expiration   ---------------------
           Name              Granted#(1)      Fiscal Year      Price($)(2)      Date         5%         10%
--------------------------  -------------  -----------------  -------------  -----------  ---------  ----------
James R. Famalette               20,000               32%       $    5.38       4/13/07   $  67,700  $  171,000

------------------------

(1) These options were granted at a price of $5.38 per share and first become exercisable on the first anniversary of the grant date, with 25% of the underlying shares becoming exercisable at that time, an additional 25% of the option shares becoming exercisable on each successive anniversary date and full vesting on the fourth anniversary date.

(2) Represents the fair market value of the Company's Common Stock based on its closing price on the New York Stock Exchange as of the date of the grant of the options.

    OPTION EXERCISES. Shown below is information with respect to the exercise of stock options during the last fiscal year by the Named Officers and the value of unexercised options held by each of them as of the end of the last fiscal year.

               AGGREGATE OPTION EXERCISES IN FISCAL YEAR 1997 AND
                         FISCAL YEAR-END OPTION VALUES

                                                           Number of          Value of
                                                           Securities     Unexercised In-
                                                           Underlying        the-Money
                                                          Unexercised        Options at
                                                           Options at       Fiscal Year-
                                                        Fiscal Year-End        End(1)
                                                        ----------------  ----------------
                         Shares             Value         Exercisable/      Exercisable/
       Name            Acquired(#)       Realized($)    Unexercisable(#)  Unexercisable($)
------------------  -----------------  ---------------  ----------------  ----------------
Joe Levy                        0         $       0        18,750/6,250      $      0/0
James R. Famalette              0                 0            0/20,000        0/56,200
Gary L. Gladding                0                 0        15,000/5,000             0/0
Alan A. Weinstein               0                 0        35,000/5,000             0/0
Michael J. Schmidt              0                 0        15,000/5,000             0/0

------------------------

(1) With the exception of options granted to Mr. Famalette at a price of $5.38 per share in fiscal 1997, the exercise price of the options are $9.88 to $10.87 per share. Based on a closing price of $8.19 for the Company's Common Stock on the New York Stock Exchange as of January 31, 1998, the unexercised options of each of Mr. Levy, Mr. Gladding, Mr. Weinstein and Mr. Schmidt are "out-of-the-money".

EMPLOYMENT AND SEVERANCE AGREEMENTS

    EMPLOYMENT AGREEMENT. On March 14, 1997, the Company entered into an employment agreement with James R. Famalette as President and Chief Operating Officer, which provided for Mr. Famalette's employment to begin on April 14, 1997 and continue for two years. The agreement also provides that Mr. Famalette shall be a member of the Board of Directors during his term of employment. In his capacity as President, Chief Operating Officer and Director, the agreement provides for the payment of an annual base salary of $325,000 in his first year of employment and $350,000 in his second year of employment, with automatic annual renewals to the agreement thereafter (unless terminated with one year's notice). The agreement also provides for the payment of a bonus of $100,000 to be paid in May 1998, the grant of 20,000 options under the Company's 1994 Employee Plan (with 25% of such options vesting on each anniversary of the option grant at an exercise price equal to the fair market value of the Company's Common Stock on the date of the grant), a car allowance, the payment of certain relocation and other expenses and other benefits typically offered to all employees of the Company. The compensation payable pursuant to the agreement shall be terminated if Mr. Famalette terminates his employment with the Company through retirement, disability or death, Mr. Famalette is terminated for cause (as defined) or the Company sells all or part of its business and Mr. Famalette is able to continue his employment with the buyer at or above his then base salary. With the exception of the employment agreement with Mr. Famalette, the Company has no employment agreements with any of the other Named Officers, including the Chief Executive Officer.

    SEVERANCE AGREEMENTS. With the exception of Mr. Famalette, the Company has Severance Agreements with each of the Named Officers, including the Chief Executive Officer. Such agreements, entered into on March 31, 1995, provide for the continuing payment of the officer's base salary for a period of twelve months and the right to continuing coverage in the Company's group medical plan at the Company's expense for one year in the event the officer is terminated by written notice by the Company for other than cause (as defined). The agreements require the officer to continue to report to work and perform the duties of his or her employment until the date set forth in the written termination notice as the officer's date of termination in order to receive such continuing payments. The officer is not entitled to receive a severance benefit under certain conditions including: (i) the termination of employment by other than written notice of termination by the Company; (ii) if the Company sells all or part of its business and the officer has the opportunity to continue his or her employment with the buyer at or above the officer's base rate of pay; and (iii) the termination of employment for cause (as defined). On March 23, 1998 the Board of Directors approved amendments to the Severance Agreements with the Named Officers to extend the severance benefits to a period of twenty-four months in the case of Mr. Joe Levy and to a period of eighteen months in the case of Messrs. Schmidt, Weinstein and Gladding. Also on March 23, 1998, the Board of Directors agreed for the Company to enter into a Severance Agreement with Mr. Famalette. The terms of the Severance Agreement are to be identical to the Severance Agreement the Company has with each of the other Named Officers, however, the severance benefits will be payable for a period of twenty-four months less the period remaining under Mr. Famalette's Employment Agreement.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    Mr. Blum's Consulting Agreement provides for Mr. Blum to perform certain consulting services for the Company during the period of June 1, 1994 through May 31, 1999 in return for an annual salary of $200,000 payable monthly. The Consulting Agreement entered into on May 27, 1994, also provides for the payment of an annual office allowance and continuation of certain insurance and retirement benefits. The Company paid Mr. Blum a total of $222,006 under the Consulting Agreement in fiscal 1997.

         REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

    THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS HAS FURNISHED THE FOLLOWING REPORT ON EMPLOYEE COMPENSATION. SUCH REPORT WILL NOT BE DEEMED TO BE INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING THIS PROXY STATEMENT INTO ANY FILING BY THE COMPANY UNDER THE SECURITIES ACT OF 1933 OR UNDER THE SECURITIES EXCHANGE ACT OF 1934, EXCEPT TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE AND SHALL NOT OTHERWISE BE DEEMED SOLICITING MATERIAL OR BE DEEMED FILED UNDER SUCH ACTS.

    The policy of the Compensation Committee of the Board of Directors is that the compensation of the executives of the Company should be closely aligned with the interests of the stockholders of the Company and linked with the Company's overall financial performance and the executive's individual performance. The Compensation Committee generally believes compensation should be limited to amounts that are deductible under present income tax law. However, under certain circumstances, the Compensation Committee may authorize the payment of compensation that is not deductible. Such policies have been incorporated into a performance-based compensation program developed and implemented by the Compensation Committee for the senior executive officers of the Company.

COMPENSATION PROGRAM

    The Company's executive compensation program consists primarily of three components: (1) a base salary that is designed to attract and retain qualified employees for the Company; (2) annual incentives which are tied to the performance of the Company; and (3) stock options.

    BASE SALARY. The base salary of the Chief Executive Officer was originally determined by the Compensation Committee based on factors such as scope of responsibility, current performance and the overall financial performance of the Company for the most recent fiscal year. In such determination, the Compensation Committee also considered salary ranges of chief executive officers of certain competitors of the Company. The annual base salary for the Chief Executive Officer for fiscal 1997 of $327,600 did not change from the previous year. The Chief Executive Officer, in turn, recommends an original annual base salary for the senior executive officers of the Company based on factors such as the scope of responsibility and base salary ranges of similarly positioned executives of the Company. Annual adjustments to such base salaries are determined based on factors including, but not limited to, the executive's individual performance, the performance of areas within the executive's scope of responsibility and the overall performance of the Company. The Compensation Committee reviews and passes on the Chief Executive Officer's recommendations for such officers' annual base salary levels.

    ANNUAL INCENTIVES. The Company's Executive Bonus Plan (that was in place through fiscal 1997) provided for a bonus pool to be divided on a pro-rata basis (based on base salary) among the key executives of the Company. The Board of Directors set plan goals for the Company each fiscal year. If the plan goals were achieved, the amount allocated to the bonus pool was an amount equal to:
(a) the percentage of the Company's operating profit, defined as income before income tax plus any provision for unusual items (the "Operating Profit") for a fiscal year, determined by the quotient obtained by dividing Operating Profit by total sales; multiplied by (b) the total salaries of the executives participating in the Executive Bonus Plan. If the plan goals were exceeded, the amount allocated to the bonus pool was an amount equal to (a) the percentage of the Company's Operating Profit for a fiscal year, determined by the quotient obtained by dividing Operating Profit by total sales; multiplied by (b) the Operating Profit. No bonuses were to be paid pursuant to the Executive Bonus Plan if the pre-tax profit of the Company, before unusual items, was less than 2% of total sales. Inasmuch as the Company's pre-tax operating profit prior to unusual items for fiscal 1997 did not equal or exceed 2% of net sales, none of the key executives received or were awarded a bonus in fiscal 1997 pursuant to the Executive Bonus Plan.

    The Board of Directors adopted a new bonus plan to take effect in fiscal 1998 (the "1998 Bonus Plan"). The 1998 Bonus Plan provides for a bonus pool to be divided on a pro rata basis (based on base salary) among the key executives of the Company. The total amount of the bonus pool is determined based on the Company's performance. The Board of Directors sets pre-tax profit plan goals for the Company each fiscal year. If the Company meets its plan goals, the amount allocated to the bonus pool is the amount equal to 5% of the pre-tax plan. If the Company exceeds the pre-tax plan goal by 10%, the amount allocated to the bonus pool increases by 10% of the incremental increase in the pre-tax profit. If the Company exceeds the pre-tax plan goal by 20%, the bonus pool increases by the amount of 20% of the incremental increase in the pre-tax profit. If the Company exceeds its plan goal by 30% or more, the bonus pool increases by 30% of the incremental increase in the pre-tax profit. No bonuses are to be paid if the Company does not achieve its plan goal for the fiscal year. The bonus pool is then divided among the key executives of the Company pro rata based on their salary level (such amount for each individual being that individual's "potential payout"). The actual payment for each individual is then determined by analyzing the Company's performance and the individual's performance. Fifty percent (50%) of the potential payout is based solely on the Company's performance, thirty percent (30%) of the potential payout is based on a subjective evaluation of the key executive's performance and twenty percent (20%) of the potential payout is based on the key executive's performance measured against the key executive's goals. The maximum bonus to be paid to any key executive is 50% of a key executive's base salary.

    The Company's employment agreement with Mr. Famalette provides for the payment of a bonus of $100,000 in May 1998. (See "Employment and Severance Agreements.")

    STOCK OPTIONS. Stock options are granted to the senior executive officers and other key employees of the Company at the discretion of the Compensation Committee. The Compensation Committee believes the grant of stock options reinforces the importance of improving stockholder value over the long term, and encourages and facilitates executive and key employee stock ownership of the Company. The determination to grant options is also based on factors such as the current number of unexercised options held by the senior executive officers and employees, the expiration dates of those options and the current financial performance of the Company. Option grants for the Chief Executive Officer are determined by the Compensation Committee. Option grants for the senior executives and key employees of the Company are recommended by the Chief Executive Officer and reviewed and passed upon by the Compensation Committee. In fiscal 1997, 20,000 options were granted to Mr. James Famalette under the 1994 Employee Plan. Such options were granted with an exercise price of $5.38 per share, vest at a rate of 25% per year beginning on the first anniversary after the date of the grant and expire in ten years. Also in fiscal 1997, a total of 42,000 options were granted to nineteen recently hired or promoted officers and key employees of the Company under the 1994 Employee Plan. Such options were granted with an exercise price of $7.69 per share, the fair market value of the Company's common stock on the date of the grant, vest at a rate of 25% per year beginning on the first anniversary after the date of the grant and expire in ten years.

    OTHER. Compensation for other officers and managers of the Company was paid during fiscal 1997 based upon an evaluation of such individuals' performance, responsibilities and the level of compensation of similarly positioned managers at the Company and its competitors. Bonuses in the aggregate amount of $593,000 were paid to seventy-seven store managers, merchandising and operations personnel of the Company during 1997 based primarily upon the performance of the particular individual's unit, department, division or store.

    COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION. No member of the current Compensation Committee is a former or current officer or employee of the Company or any of its subsidiaries, or is employed by a company whose board of directors includes a member of management of the Company.

    O. James Woodward III, Chairman    Max Gutmann    Joseph J. Penbera
                               Frederick R. Ruiz

                            STOCK PRICE PERFORMANCE

    The graph below compares the cumulative total return of the Company's Common Stock with the cumulative total return of (i) the S&P 500 Index and (ii) three companies described in the footnote to the graph. The comparison covers the five-year period from close of market on the last trading day prior to the beginning of the 1993 fiscal year to the last day of the Company's 1997 fiscal year and assumes that $100 was invested at the beginning of the period in the Company's Common Stock and in each of the foregoing indices and assumes reinvestment of dividends.

    The past stock price performance shown for the Company's Common Stock is not necessarily indicative of future price performance. The Performance Graph will not be deemed to be incorporated by reference by any general statement incorporating this Proxy Statement into any filing by the Company under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed soliciting material or be deemed filed under such Acts.

                    GOTTSCHALKS INC. STOCK PRICE PERFORMANCE
              FIVE YEAR CUMULATIVE TOTAL STOCKHOLDERS' RETURN (1)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

    TOTAL STOCKHOLDER RETURNS

                                         GOTTSCHALKS INC.     S&P 500 INDEX       PEER GROUP
Jan-93                                            $100.00           $100.00          $100.00
Jan-94                                             $88.16           $112.88           $98.69
Jan-95                                             $76.32           $113.48          $109.12
Jan-96                                             $60.53           $157.35           $65.45
Jan-97                                             $55.26           $198.80           $79.76
Jan-98                                             $76.97           $252.30          $142.93
Years Ending

------------------------
(1) Assumes $100 is invested on January 30, 1993 in the Company's Common Stock, the S&P 500 Index and a composite index, weighted by market capitalization, of the following three companies: Bon-Ton Stores, Inc., Crowley Milner & Co., and Jacobson Stores, Inc. The dollar amounts shown at each year-end are as of the last trading day prior to the end of the Company's fiscal year.

            PROPOSAL 2. THE GOTTSCHALKS INC. 1998 STOCK OPTION PLAN

    At the 1998 Annual Meeting, stockholders will be asked to approve the Gottschalks, Inc. 1998 Stock Option Plan (the "1998 Stock Option Plan"), which was approved by the Board on March 23, 1998. The 1998 Stock Option Plan is contingent upon and subject to approval by the stockholders of the Company.

    The Company currently maintains the Gottschalks, Inc. 1994 Key Employee Incentive Compensation Plan (the "1994 Employee Plan") and the Gottschalks, Inc. 1994 Director Nonqualified Stock Option Plan for Non-Employee Directors (the "1994 Director Plan"). The Board approved the 1998 Stock Option Plan based, in part, on the belief that an insufficient number of shares remained available under the 1994 Employee Plan and the 1994 Director Plan to adequately provide for future incentives.

    As of March 31, 1998, approximately 49,500 shares were available for additional option grants and approximately 450,500 shares remained subject to then outstanding options under the 1994 Employee Plan.

    The Board intends to terminate, subject to stockholder approval of the 1998 Stock Option Plan, the 1994 Director Plan with respect to any additional option grants. The terms and authority of the Board and the Compensation Committee under the 1994 Director Plan with respect to outstanding options will, however, continue. As of March 31, 1998, approximately 20,000 shares of Common Stock remained subject to options then outstanding under the 1994 Director Plan.

    The principal terms of the 1998 Stock Option Plan are summarized below. The following summary is qualified in its entirety by the full text of the 1998 Stock Option Plan, a copy of which is attached to this Proxy Statement as Exhibit A.

                           THE 1998 STOCK OPTION PLAN

PURPOSE.

    The purpose of the 1998 Stock Option Plan is to promote the success of the Company and the interests of its stockholders by attracting, retaining and rewarding officers, employees and other eligible persons through the grant of equity incentives. The purpose of the 1998 Stock Option Plan is also to attract, motivate, and retain experienced and knowledgeable independent directors.

STOCK OPTIONS.

    The 1998 Stock Option Plan authorizes the grant of Options. An Option is the right to purchase shares of Common Stock at a future date at a specified price (the "Option Price"). The Option Price per share will be determined by the Committee at the time of grant, but in the case of Incentive Stock Options (or "ISOs") will not be less than the Fair Market Value of a share of Common Stock on the date of grant.

    An Option may either be an ISO or a Nonqualified Stock Option (or "NQSO"). ISO benefits are taxed differently from NQSOs, as described under "Federal Income Tax Consequences" below. ISOs are also subject to more restrictive terms and are limited in amount by the Code and the 1998 Stock Option Plan. Full payment for shares purchased on the exercise of any Option must be made at the time of such exercise in a form and manner approved by the Committee.

    Generally an Option will not vest or be exercisable until six months after the date of grant, and will expire not more than 10 years after the date of grant.

ADMINISTRATION.

    The 1998 Stock Option Plan will be administered by the Board or by one or more committees appointed by the Board (the appropriate acting body is referred to as the "Committee"). The Board has delegated general administrative authority over the 1998 Stock Option Plan, including the power to grant Options, to the Compensation Committee of the Board. The Compensation Committee currently consists of Dr. Penbera and Messrs. Ruiz, Woodward and Gutmann.

    The Committee determines the number of shares that are to be subject to Options and the terms and conditions of such Options, including the applicable Option Prices. Subject to the other provisions of the 1998 Stock Option Plan, the Committee has the authority (i) to permit the recipient of any Option to pay the Option Price of any Option in cash, the delivery of previously owned shares of Common Stock, or by notice and third party payment; (ii) to amend the terms of Options; (iii) to accelerate the receipt or vesting of benefits pursuant to an Option; and (iv) to make certain adjustments to an outstanding Option and authorize the conversion, succession or substitution of an Option in connection with certain reorganizations or Change in Control Events (as generally described below under "ACCELERATION OF OPTIONS; POSSIBLE EARLY TERMINATION OF OPTIONS"). The Committee may not, however, amend or otherwise reduce the per share exercise price of an Option to a price that is less than 100% of the Fair Market Value of the Common Stock on the date the Option was first granted (except with respect to stock splits, stock dividends, and certain other reorganizations affecting the Common Stock).

ELIGIBILITY.

    Persons eligible to receive Options under the 1998 Stock Option Plan include officers or employees of the Company and its Subsidiaries, and certain consultants, advisors, or agents who have rendered or who render certain BONA FIDE services to the Company or a Subsidiary. Non-Employee Directors are eligible to receive certain automatic Option grants under the 1998 Stock Option Plan, as described more fully below.

TRANSFER RESTRICTIONS.

    Subject to limited exceptions contained in the 1998 Stock Option Plan (which generally include transfers to the Company, a participant's designation of a beneficiary, the exercise of a participant's Option by his or her legal representative in the event of the participant's disability, transfers pursuant to certain court orders, and "cashless exercises" approved by the Committee), Options under the 1998 Stock Option Plan are not transferable by the recipient other than by will or the laws of descent and distribution and are generally exercisable only by the recipient. The Committee may permit the transfer of an Option if the transferor presents satisfactory evidence that the transfer is for estate and/or tax planning purposes and without consideration (other than nominal consideration).

LIMITS ON OPTIONS; AUTHORIZED SHARES.

    The following 1998 Stock Option Plan limits apply:

    - a maximum of 1,000,000 shares of Common Stock may be delivered pursuant to Options granted under the 1998 Stock Option Plan,

    - a maximum of 100,000 shares of Common Stock may be subject to Options granted to any individual during any calendar year, and

    - a maximum of 100,000 shares of Common Stock may be delivered pursuant to Options automatically granted to Non-Employee Directors.

    As is customary in incentive plans of this nature, the number and kind of shares available under the 1998 Stock Option Plan and the then outstanding Options, as well as exercise prices and share limits, are subject to adjustment in the event of certain reorganizations, mergers, combinations, consolidations, recapitalizations, reclassifications, stock splits, stock dividends, asset sales or other similar events, or extraordinary dividends or distributions of property to the Company's stockholders.

    The 1998 Stock Option Plan will not limit the authority of the Board or other Committee to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

AUTOMATIC OPTION GRANTS TO NON-EMPLOYEE DIRECTORS.

    The 1998 Stock Option Plan provides for the automatic grant of NQSOs to Non-Employee Directors. After approval of the 1998 Stock Option Plan by the Company's stockholders, each person who is a Non-Employee Director of the Company at the time of adoption of the 1998 Stock Option Plan and any person who thereafter becomes a Non-Employee Director of the Company and in each case who, immediately prior to such date, was not an officer or employee of the Company, will be automatically granted a NQSO to purchase 5,000 shares of Common Stock. In addition, at the close of trading on the first business day in each calendar year during the term of the 1998 Stock Option Plan, commencing in 1999, each Non-Employee Director then continuing in office will be automatically granted (on such date) a NQSO to purchase 2,000 shares of Common Stock. A Non-Employee Director may receive only one Option under the automatic grant feature of the 1998 Stock Option Plan in any one calendar year. Each Option granted under the automatic grant feature will be for a 10-year term and will vest over four years in 25% installments. Vesting will accelerate if a director's services as a member of the Board terminate due to the director's death, Disability, or retirement. These Options will terminate at a specified time (from three months to one year) after the recipient is no longer a member of the Board. The Option Price per share of each Option granted under the automatic grant feature will equal 100% of the Fair Market Value of a share of Common Stock on the date of grant.

ACCELERATION OF OPTIONS; POSSIBLE EARLY TERMINATION OF OPTIONS.

    Unless prior to a Change in Control Event the Committee determines that, upon its occurrence, benefits will not be accelerated, then generally upon the Change in Control Event each Option will become immediately exercisable. A Change in Control Event under the 1998 Stock Option Plan generally includes (subject to certain exceptions) a 50% or more change in ownership of the Company, certain changes in a majority of the Board, certain mergers or consolidations approved by the Company's stockholders, or stockholder approval of a liquidation of the Company or sale of substantially all of the Company's assets.

TERMINATION OF OR CHANGES TO THE PLAN.

    The Board may amend or terminate the 1998 Stock Option Plan at any time and in any manner (including a manner that increases, within 1998 Stock Option Plan limits, awards to officers and directors). Unless required by applicable law, stockholder approval of amendments will not be required. No new Options may be granted under the 1998 Stock Option Plan after March 22, 2008, although the authority of the Committee will continue as to any then outstanding Options. As noted above, outstanding Options may be amended, but the consent of the holder is required if the amendment materially and adversely affects the holder.

SECURITIES UNDERLYING OPTIONS.

    The closing price of the Common Stock as of April 28, 1998 was $9.00 per share. The Company plans to register under the Securities Act of 1933, the Common Stock available under the 1998 Stock Option Plan prior to the time that any Option becomes exercisable.

                        FEDERAL INCOME TAX CONSEQUENCES

    The federal income tax consequences of the 1998 Stock Option Plan under current federal law, which is subject to change, are summarized in the following discussion which deals with general tax principles applicable to the 1998 Stock Option Plan. This summary is not intended to be exhaustive and, among other considerations, does not describe state, local, or international tax consequences.

    With respect to NQSOs, the Company is generally entitled to deduct and the optionee recognizes taxable income in an amount equal to the difference between the Option Price and the fair market value of the shares at the time of exercise. With respect to ISOs, the Company is generally not entitled to a deduction nor does the participant recognize income at the time of exercise.

    If an Option is accelerated under the 1998 Stock Option Plan in connection with a change in control (as this term is used under the Code), the Company may not be permitted to deduct the portion of the compensation attributable to the acceleration ("parachute payments") if it exceeds certain threshold limits under the Code (and certain related excise taxes may be triggered). Furthermore, if the compensation attributable to Options is not "performance-based" within the meaning of Section 162(m) of the Code, the Company may not be permitted to deduct the compensation that is not performance-based in excess of $1,000,000 in certain circumstances.

                               NEW PLAN BENEFITS
                   GOTTSCHALKS INC. 1998 STOCK OPTION PLAN(1)

Name and Position                                           Dollar Value($)    Number of Units(2)
--------------------------------------------------------  -------------------  ------------------
Joe Levy................................................          --                   --
    Chairman and Chief Executive Officer(3)

James R. Famalette......................................          --                   --
    Chief Operating Officer and President(3)

Gary L. Gladding........................................          --                   --
   Executive Vice President,
    General Merchandise Manager(3)

Michael J. Schmidt......................................          --                   --
    Senior Vice President, Director of Stores(3)

Alan A. Weinstein.......................................          --                   --
    Senior Vice President, Chief Financial Officer(3)

Executive Group(3)......................................          --                   --

Non-Executive Director Group............................          --                 35,000(4)

Non-Executive Officer Employee Group(3).................          --                   --

------------------------

(1) The number, amount and type of awards to be received by or allocated to each of the following individuals or groups of individuals are not determinable because The Committee has not yet considered any specific awards under the 1998 Stock Option Plan. Accordingly, the amounts listed are benefits or amounts, if determinable, which would have been received by or allocated to each of the individuals for the last completed fiscal year if the 1998 Stock Option Plan had been in effect during the last completed fiscal year.

(2) Number of securities underlying Options.

(3) No amounts shown as the number, amount and type of awards to be received are not determinable because The Committee has not yet considered any specific awards under the 1998 Stock Option Plan.

(4) The number of Options which would have been received by or allocated to the Non-Executive Director Group if the 1998 Stock Option Plan had been in effect during the last completed fiscal year representing an initial grant of 5,000 Options and a subsequent yearly grant of 2,000 Options to each Non-Executive Director.

    For information regarding Options granted to executive officers of the Company during fiscal 1997, see the material under the heading "Executive Compensation" above. For information regarding

Options granted to Non-Employee Directors during fiscal 1997, see the table under the heading "Director Compensation for Fiscal Year 1997" above.

    All directors are currently eligible to receive awards under the 1998 Stock Option Plan and therefore have an interest in the 1998 Stock Option Plan.

                       THE BOARD OF DIRECTORS RECOMMENDS
                 A VOTE IN FAVOR OF THE 1998 STOCK OPTION PLAN

    The Board believes that the 1998 Stock Option Plan will promote the interests of the Company and its stockholders and continue to enable the Company to attract, motivate, retain and reward persons important to the Company's success and to provide incentives based on increases in stockholder value.

    THE BOARD OF DIRECTORS HAS APPROVED THE 1998 STOCK OPTION PLAN AND RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE 1998 STOCK OPTION PLAN. PROXIES SOLICITED BY THE BOARD WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY OTHERWISE IN THEIR PROXIES.

                 PROPOSAL 3. 1998 EMPLOYEE STOCK PURCHASE PLAN

    At the 1998 Annual Meeting, stockholders will be asked to approve The Gottschalks Inc. 1998 Employee Stock Purchase Plan (the "ESPP") which was adopted by the Company's Board on March 23, 1998. The ESPP is contingent upon and subject to approval by the stockholders of the Company. The following summary of the ESPP is qualified in its entirety by the full text of the ESPP, a copy of which is attached to this Proxy Statement as Exhibit B.

                                    THE ESPP

INTRODUCTION

    Under the ESPP, shares of the Company's Common Stock are available for purchase by eligible Employees (as such term is defined below) electing to participate in the ESPP. Such eligible Employees are entitled semi-annually to purchase Common Stock, by means of limited payroll deductions, at a 15% discount from the fair market value of the Common Stock as of specified dates.

PURPOSE

    The purpose of the ESPP is to provide employees of the Company and subsidiaries which have been designated by the Board from time to time ("Designated Subsidiaries") with an opportunity to purchase Common Stock of the Company. The ESPP is intended to provide an additional incentive to participating eligible Employees, through the ownership of Common Stock, to advance the best interests of the Company.

SHARES AVAILABLE FOR PURCHASE

    The maximum aggregate number of shares of the Company's Common Stock which will be made available for sale under the ESPP is 500,000, subject to adjustment as described below. If the outstanding shares of Common Stock are increased, decreased or changed into, or exchanged for, a different number or kind of shares or securities of the Company through a reorganization or merger, or through a combination, recapitalization, reclassification, stock split, stock dividend, or similar event, an appropriate adjustment will be made in the number and kind of shares that may be issued under the ESPP, all as described more fully in Section 18 of the ESPP.

ADMINISTRATION

    The ESPP is administered by the Board or a committee named by the Board (the "ESPP Committee"). The Board or ESPP Committee has the full power and discretion to adopt, amend or rescind any rules and regulations for carrying out the ESPP. The Board or ESPP Committee has full power and discretion to construe and interpret the ESPP, which construction or interpretation is final and conclusive on all persons.

ELIGIBILITY

    Only certain Employees are eligible to participate in the ESPP. An eligible Employee is an employee (including an officer) of the Company or one of its Designated Subsidiaries who is customarily employed for at least twenty (20) hours per week and more than five (5) months in a calendar year and who has been employed as an Employee for three (3) months as of the Offering Date of a given Offering Period (as such terms are defined below). The approximate number of current eligible Employees is 2,718. Notwithstanding other provisions of the ESPP, no Employee shall be granted an option under the ESPP (i) if, immediately after such grant, such Employee would own stock and/or hold outstanding options to purchase stock representing 5% or more of the total combined voting power or value of all classes of stock of the Company or a subsidiary, or (ii) if such option would permit such Employee's rights under all employee stock purchase plans of the Company and its subsidiaries to accrue at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) of the fair market value of such stock for the calendar year in which such option is outstanding at any time.

OPERATION OF THE ESPP

    The ESPP operates as follows. Prior to February 1 and August 1 of each year commencing August 1, 1998 (each, an "Offering Date"), eligible Employees are given the opportunity to participate in the ESPP. Participating eligible Employees ("Participants") designate a certain amount of their Compensation (as defined below) to be applied as Contributions pursuant to the ESPP over the Offering Period (as hereafter defined) to purchase Common Stock. "Offering Period" means the period commencing February 1 and August 1 of each year and ending on the next succeeding July 31 and January 31, respectively. On the Offering Date of each Offering Period, each Participant will be granted an option to purchase on the last day of the Offering Period (the "Exercise Date"), subject to certain limitations described in the ESPP, a number of shares of the Company's Common Stock determined by dividing such Participant's Contributions accumulated prior to the Exercise Date and retained in the Participant's account as of the Exercise Date by the lower of (i) eighty-five percent (85%) of the fair market value of a share of the Company's Common Stock on the Offering Date, or (ii) eighty-five percent (85%) of the fair market value of a share of the Company's Common Stock on the Exercise Date. The purchase price of each share of Common Stock will be 85% of the closing price for a share of Common Stock on the

Offering Date or the Exercise Date, whichever is lower, as furnished by The New York Stock Exchange, as reported in The Wall Street Journal. If the Company's Common Stock is not traded on the date the purchase price is to be determined, the date used to determine value will be the immediately preceding trading date. The Company will generally issue to the Participants stock certificates representing the shares purchased under the ESPP shortly after the Exercise Date. (Special rules may apply to persons who are subject to Section 16(b) of the Securities Exchange Act of 1934 (the "Exchange Act").)

    Unless a Participant withdraws from the ESPP, as described below, his or her option for the purchase of shares will be exercised automatically on the Exercise Date of the Offering Period, without any further action on the optionee's part, and the maximum number of full shares subject to option will be purchased at the applicable option price with the accumulated Contributions in his or her account. The shares purchased upon exercise of an option hereunder shall be deemed to be transferred to the Participant on the Exercise Date. During his or her lifetime, a Participant's option to purchase shares hereunder is exercisable only by him or her.

    The term "Compensation" means all regular straight time gross earnings, payment for overtime, shift premium, incentive compensation, incentive payments, bonuses, commissions and other cash compensation.

ELECTION TO PARTICIPATE

    An eligible Employee may become a Participant by completing a subscription agreement on the form provided by the Company and filing it with the Company's payroll office prior to the applicable Offering Date, unless a different time for filing the subscription agreement is set by the Board for all eligible Employees with respect to a given Offering Period. The subscription agreement shall set forth the percentage of the Participant's Compensation (which shall be not less than 1% and not more than 10%) to be applied as Contributions pursuant to the ESPP. Payroll deductions shall commence on the first payroll following the Offering Date and shall end on the last payroll paid on or prior to the Exercise Date of the Offering Period to which the subscription agreement is applicable, unless the Participant withdraws all, but not less than all, the Contributions credited to his or her account under the ESPP at any time prior to ten (10) days prior to the Exercise Date of the Offering Period by giving written notice to the Company or upon termination of the Participant's continuous status as an Employee prior to the Exercise Date of an Offering Period for any reason, including retirement or death.

    All Contributions received or held by the Company under the ESPP may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such Contributions. No interest shall accrue on the Contributions of a Participant in the ESPP.

LIMITATIONS ON AMOUNT OF SHARES PURCHASED

    The fair market value of stock (valued as of the Offering Date of an Offering Period) purchased by any Participant may not exceed $12,500 in any Offering Period. In addition, the maximum amount that a Participant may elect to set aside under the ESPP in each Offering Period is 10% of his or her eligible Compensation. The minimum amount that a Participant may elect to set aside each pay period is 1% of his or her eligible Compensation.

WITHDRAWAL FROM THE ESPP

    The ESPP provides that a Participant may withdraw all but not less than all Contributions credited to his or her account under the ESPP at anytime prior to ten (10) days prior to the Exercise Date of the Offering Period by giving written notice to the Company. The Participant shall receive a refund of the balance credited to his or her account for that Offering Period without interest. A Participant who withdraws or who is deemed to withdraw from the ESPP will generally be able to participate as of the first day of the next Offering Period provided he or she is an eligible Employee on such date. Special rules may apply in the case of a Participant who is subject to Section 16(b) of the Exchange Act.

TERMINATION OF EMPLOYMENT

    The ESPP does not restrict the Company's or a subsidiary's right to terminate the employment of Participants. Upon termination of a Participant's continuous status as an Employee prior to the Exercise Date of the Offering Period for any reason, including retirement or death, the Contributions credited to his or her account will be returned to him or her or, in the case of his or her death, to his or her beneficiaries designated under the ESPP, and his or her options will be automatically terminated. Termination of employment has no effect on shares previously purchased under the ESPP.

NO TRANSFERABILITY

    A Participant's options or rights with regard to the exercise of options or to receive shares under the ESPP as well as Contributions credited to his or her Account may not be assigned, transferred, pledged or otherwise disposed of in any way except by will or the laws of descent and distribution, or unless otherwise provided by law.

TERM OF THE ESPP

    The ESPP will be effective upon its approval by the stockholders. It shall continue in effect for a term of ten years unless sooner terminated by the Board.

AMENDMENT OR TERMINATION OF THE ESPP

    The Board may at any time terminate or amend the ESPP. Except as provided in the ESPP (see ADJUSTMENTS herein), no termination shall affect options previously granted, nor shall an amendment make any change in an outstanding option which adversely affects the rights of the optionee. In addition under
Section 423 of the Internal Revenue Code of 1986, as amended (the "Code") (or any successor rule or provision or any applicable law or regulation), the Company shall obtain stockholder approval in such a manner and to such a degree as so required. Without stockholder consent and without regard to whether any Participant rights may be considered to have been adversely affected, the Board or the Committee shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each Participant properly correspond with amounts withheld from the Participant's Compensation, and establish such other limitations or procedures as the Board or the ESPP Committee determines in its sole discretion advisable which are consistent with the ESPP. In addition, the Board or the ESPP Committee shall have the right to designate from time to time the subsidiaries where employees may be eligible to participate in the ESPP and such designations shall not constitute an amendment to the ESPP requiring stockholder approval in accordance with Treasury Regulations Section 1.423-2(c)(4).

ADJUSTMENTS

    The number of shares of Common Stock covered by each option under the ESPP which has not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the ESPP but have not yet been placed under option, as well as the price per share of Common Stock covered by each option under the ESPP which has not yet been exercised, shall be adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company. In the event of the proposed dissolution or liquidation of the Company, the Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option under the ESPP shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the Offering Period then in progress by setting a new Exercise Date.

EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974

    The ESPP is not subject to the Employee Retirement Income Security Act of 1974, as amended, and is not qualified under Section 401(a) of the Code.

                            REGULATORY REQUIREMENTS

    The Company is not required to deliver any shares pursuant to the ESPP unless and until any then applicable requirements of the SEC or any other regulatory agencies having jurisdiction and of any quotation systems or exchanges upon which stock of the Company may be listed or quoted have been fully complied with. The Company intends to file with the SEC a registration statement on Form S-8 under the Securities Act of 1933, as amended (the "Securities Act") and listing applications with the New York Stock Exchange and the Pacific Stock Exchange.

                        FEDERAL INCOME TAX CONSEQUENCES

    The following discussion of the federal income tax consequences relating to the ESPP is based on present federal tax laws and regulations and does not purport to be a complete description of the federal income tax laws. Participants may also be subject to certain state and local taxes which are not described below.

    All amounts contributed by a Participant each pay period are subject to regular federal and state tax.

    The ESPP is intended to qualify as an "employee stock purchase plan" under
Section 423 of the Code. The ESPP is subject to stockholder approval, as required by Section 423. Under the Code, except as described in the preceding paragraph, no taxable income is generally recognized by a Participant either as of the Offering Date or as of the Exercise Date. Depending upon the length of time the acquired shares are held by the Participant, the federal income tax consequences will vary. If the shares are held for a period of two years or more from the Offering Date and for at least one year from the Exercise Date (the "Required Period"), and are sold at a price in excess of the purchase price paid by the Participant for the shares, the gain on the sale of the shares will be taxed as ordinary income to the Participant to the extent of the lesser of (i) the amount by which the fair market value of the shares on the Offering Date exceeded the purchase price, or (ii) the amount by which the fair market value of the shares at the time of their sale exceeded the purchase price. Any portion of the gain not taxed as ordinary income will be treated as capital gain. If the shares are held for the Required Period and are sold at a price less than the purchase price paid by the Participant for the shares, the loss on the sale will be treated as a capital loss to the Participant. The Company will not be entitled to any deduction for federal income tax purposes for shares held for the Required Period that are subsequently sold by the Participant, whether at a gain or loss.

    If a Participant disposes of shares within the Required Period (a "Disqualifying Disposition"), the Participant will recognize ordinary income in an amount equal to the difference between the purchase price paid by the Participant for the shares and the fair market value of the shares on the Exercise Date, and the Company will be entitled to a corresponding deduction for federal income tax purposes. In addition, if a Participant makes a Disqualifying Disposition at a price in excess of the purchase price paid by the Participant for the shares, the Participant will recognize a capital gain in an amount equal to the difference between the selling price of the shares and the fair market value of the shares on the Exercise Date. Alternatively, if a Participant makes a Disqualifying Disposition at a price less than the fair market value of the shares on the Exercise Date, the Participant will recognize a capital loss in an amount equal to the difference between the fair market value of the shares on the Exercise Date and the selling price of the shares. The Company will not receive a deduction for federal income tax purposes with respect to any capital gain recognized by a Participant who makes a Disqualifying Disposition.

                               NEW PLAN BENEFITS

    Benefits or amounts that will be received by or allocated to Participants under the ESPP are not determinable at this time because benefits or amounts depend, among other things, on the rate at which Participants participate in the ESPP, if at all, the Participant's Compensation and the price of the Company's Common Stock in the future.

    Messrs. Bret Levy and James Famalette are currently the only directors eligible to receive benefits under the ESPP and therefore have an interest in the ESPP.

                       THE BOARD OF DIRECTORS RECOMMENDS
              A VOTE IN FAVOR OF THE EMPLOYEE STOCK PURCHASE PLAN

    The Board of Directors believes that the adoption of the ESPP will promote the interests of the Company and its shareholders and continue to enable the Company to attract, retain and reward its employees. The ESPP encourages employee ownership of the Company's Common Stock and this should facilitate the attainment of long-term corporate goals and objectives.

    THE BOARD OF DIRECTORS OF THE COMPANY HAS APPROVED THE EMPLOYEE STOCK PURCHASE PLAN AND RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE EMPLOYEE STOCK PURCHASE PLAN. PROXIES RECEIVED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY OTHERWISE IN THEIR PROXIES.

                        PROPOSAL 4. STOCKHOLDER PROPOSAL

    The Company has been notified that Mr. Gerald H. Blum, a major stockholder of the Company, intends to present for consideration and action at the annual meeting the following stockholder proposal.

    RESOLVED, that the stockholders of the Corporation recommend that, as soon as practicable, the Board of Directors of the Corporation adopt cumulative voting in the election of directors. Cumulative voting means that each stockholder shall be entitled to a total number of votes equal to the number of shares of voting stock he or she owns multiplied by the number of directors to be elected, and he or she may cast all such votes for a single candidate, or allocate them between two or more of them as he or she may see fit.

                        SUPPORTING STATEMENT OF MR. BLUM

    The Corporation's stockholders currently vote their shares for each director nominee on a one-share, one-vote basis. The effect of this voting system is that the holders of a majority of the shares voted in an election of directors can control the election of all directors, while minority shareholders are unable to control the election of any directors and may be denied direct representation of the Board.

    In a cumulative voting system, minority stockholders can allocate their votes in such a way that will ensure the election of one or more Board members. In this way, cumulative voting affords minority stockholders Board representation and enables them to collectively assert their rights to deny a Board seat to any director who is not serving the best interests of the Corporation's stockholders. Because of benefits like these, many states have made cumulative voting mandatory.

                  OPPOSING STATEMENT OF THE BOARD OF DIRECTORS

    The Board of Directors (except for Mr. Blum) recommends a vote AGAINST this stockholder proposal for the following reasons:

    Cumulative voting would permit a relatively small group of stockholders or even an individual stockholder to elect one or more directors to advocate the special interests or points of view of that group or individual, regardless of the wishes of the majority of stockholders and regardless of the best interests of the Company. The election of directors to the Board who have been elected by a particular group or individual through cumulative voting may lead to adversarial Board meetings with each director advocating the position of the group or individual responsible for such director's election, rather than a position which is in the best interests of the Company and all of the stockholders. This could cause divisions in the Board and could adversely affect the operations of the business and affairs of the Company.

    Directors should be elected on their ability and commitment to represent the best interests of the Company and the stockholders as a whole. This principle is best served under the Company's present democratic method for election of directors, whereby each director is elected by a plurality of all of the stockholders of the Company who vote rather than by the vote of a minority constituency. The existing method ensures each director's loyalty to all stockholders. The Board embraces this principle by seeking nominees on the basis of personal achievements, business acumen, diversity, integrity, sound judgment, energy, willingness to serve and other criteria relevant to their ability to be effective representatives of all of the stockholders of the Company, not just a small group of stockholders or an individual stockholder.

    Furthermore, the use of cumulative voting has declined significantly over the years. Many companies have eliminated cumulative voting and most states that once mandated cumulative voting in corporate elections have repealed that requirement. Today, only a small minority of large companies use cumulative voting.

    Mr. Blum, the proponent of this stockholder proposal, is currently a member of the Board of the Company and has been so since 1986 (and prior to that time he was a director of E. Gottschalk, the Company's predecessor). He has not been nominated by the Company for re-election as a Director at the 1998 Annual Meeting. Mr. Blum voted in favor of the Company's reincorporation in Delaware in 1986, which eliminated cumulative voting for the Company (E. Gottschalk, the predecessor to the Company, had cumulative voting.) Since then, Mr. Blum has never introduced a cumulative voting proposal to the Board for the Board's consideration. Rather, he is presenting it for the first time to the stockholders of the Company at the 1998 Annual Meeting.

    The Company recognizes that every stockholder of the Company is a minority stockholder and, consequently, that the future of the minority stockholders is the future of the Company. Therefore, the Company strongly believes each director elected to the Board should feel a responsibility to serve the best interests of all of its stockholders rather than the special interests of a particular group or individual. The Company believes that the current system of voting, providing for the election of directors by plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote, provides the best assurance that the directors' decisions will be in the best interests of all the stockholders and will provide the most effective management for the Company.

            THE BOARD OF DIRECTORS (EXCEPT FOR MR. BLUM) RECOMMENDS
                    A VOTE AGAINST THIS STOCKHOLDER PROPOSAL

    PROXIES RECEIVED BY THE BOARD OF DIRECTORS WILL BE VOTED AGAINST THE STOCKHOLDER PROPOSAL UNLESS STOCKHOLDERS SPECIFY OTHERWISE IN THEIR PROXIES.

                                 OTHER MATTERS

INDEPENDENT AUDITORS

    The Audit Committee selected Deloitte & Touche LLP as the Company's independent auditors for fiscal 1998. Representatives of Deloitte & Touche LLP are expected to be present at the 1998 Annual Meeting and will be available to answer appropriate questions and to make any statement they may desire. While it is presently anticipated that Deloitte & Touche LLP will continue to serve as the Company's independent auditors during fiscal 1998, and in that capacity will report on the Company's 1998 annual financial statements, the Audit Committee reserves the right to select different independent auditors at any time.

VOTING PROCEDURES AND REQUIRED VOTE

    A majority of the Company's outstanding shares of Common Stock as of April 28, 1998 must be represented in person or by proxy to constitute a quorum for the 1998 Annual Meeting. All shares represented in person or by proxy, regardless of the nature of the vote, the indication of abstention or the absence of a vote indication, including broker non-votes (i.e. shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote that the broker or nominee does not have discretionary power to vote on a particular matter), will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. The election of directors shall be determined by a plurality of votes cast and, therefore, only votes for or against a candidate, and not abstentions or broker non-votes, are relevant to the outcome. Approval of The Gottschalks Inc. 1998 Stock Option Plan, The Gottschalks Inc. 1998 Employee Stock Purchase Plan and approval of the Stockholder Proposal each requires the vote of a majority of the shares represented at the Annual Meeting and entitled to vote on any matter and requires that together the votes cast "for" and "against" each of the proposals represent a majority of the shares entitled to vote. Abstentions or broker non-votes do not constitute a vote "for" or "against" any matter and thus will be disregarded in any calculation of "votes cast". Brokers and nominees may be precluded from exercising their voting discretion with respect to certain matters to be acted upon. Accordingly, for purposes of determining the outcome of any matter as to which the broker has physically indicated on the proxy for such shares that it does not have discretionary authority to vote on a particular subject, those shares will be treated as not present and not entitled to vote with respect to that matter (even though those shares are considered entitled to vote for quorum purposes and may be entitled to vote on other matters).

    Any unmarked proxies, including those submitted by brokers or nominees, will be voted as indicated in the accompanying proxy card and as summarized elsewhere in this Proxy Statement.

STOCKHOLDER PROPOSALS

    In order for stockholder proposals for the Annual Stockholders' Meeting to be held on or about June 24, 1999 to be eligible for inclusion in the Company's Proxy Statement for that meeting, they must be received by the Company at its principal office located at 7 River Park Place East, Fresno, California 93720, prior to December 30, 1998 and must comply with all legal requirements for inclusion of such proposals.

ANNUAL REPORT TO STOCKHOLDERS AND FORM 10-K

    The Company's financial statements are not made part of this Proxy Statement. However, financial statements reported upon by Deloitte & Touche LLP are included in the Annual Report to Stockholders for fiscal year 1997 which is enclosed with this Proxy Statement or was previously mailed to stockholders. The Annual Report to Stockholders is not to be regarded as proxy soliciting material or as a communication by means of which any solicitation is made.

    THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR FISCAL YEAR 1997, AS FILED WITH THE SEC, WILL BE PROVIDED WITHOUT CHARGE TO ANY STOCKHOLDER WHO REQUESTS IT FROM ALAN A. WEINSTEIN, THE COMPANY'S SENIOR VICE PRESIDENT/CHIEF FINANCIAL OFFICER, 7 RIVER PARK PLACE EAST, FRESNO, CALIFORNIA 92720. THE EXHIBITS TO THAT REPORT WILL ALSO BE PROVIDED UPON REQUEST AND PAYMENT OF COSTS OF REPRODUCTION.

OTHER BUSINESS

    The Board of Directors of the Company knows of no other business to be presented at the 1998 Annual Meeting. However, if any other matters properly come before the meeting, it is the intention of the persons named in the accompanying proxy to vote pursuant to the proxies in accordance with their judgement on such matters.

                            ------------------------

    It is important that all proxies be forwarded promptly in order that a quorum may be present at the meeting.

    We respectfully request you to sign, date and return the accompanying proxy at your earliest convenience.

                                          By Order of the Board of Directors,

                                          [SIGNATURE]

                                          Joe Levy
                                          Chairman and Chief Executive Officer

May 20, 1998

                                   EXHIBIT A
                                GOTTSCHALKS INC.
                             1998 STOCK OPTION PLAN

1.  THE PLAN.

    1.1 PURPOSE. The purpose of this Plan is to promote the success of the Company and the interests of its stockholders by attracting, retaining and rewarding officers, employees, and other eligible persons through the grant of equity incentives and to attract, motivate and retain experienced and knowledgeable independent directors through the benefits provided under Section 3. Capitalized terms used herein are defined in Section 5.

    1.2  ADMINISTRATION AND AUTHORIZATION; POWER AND PROCEDURE.

       1.2.1 COMMITTEE. This Plan will be administered by and all Options to Eligible Persons will be authorized by the Committee. Action of the Committee with respect to the administration of this Plan will be taken pursuant to a majority vote or by written consent of its members.

       1.2.2 PLAN AWARDS; INTERPRETATION; POWERS OF COMMITTEE. Subject to the express provisions of this Plan and any express limitations on the delegated authority of a Committee, the Committee will have the authority to:

               (a) determine eligibility and the particular Eligible Persons who will receive Options;

               (b) grant Options to Eligible Persons, determine the price at which securities will be offered and the amount of securities to be offered or awarded to any of such persons, and determine the other specific terms and conditions of such Options consistent with the express limits of this Plan, and establish the installments (if any) in which such Options will become exercisable or will vest, or determine that no delayed exercisability or vesting is required, and establish the events of termination of such Options;

               (c) approve the forms of Option Agreements (which need not be identical either as to type of Option or among Participants);

               (d) construe and interpret this Plan and any agreements defining the rights and obligations of the Company and Participants under this Plan, further define the terms used in this Plan, and prescribe, amend and rescind rules and regulations relating to the administration of this Plan;

               (e) cancel, modify, or waive the Corporation's rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding Options held by Eligible Persons, subject to any required consent under Section 4.6;

               (f)  accelerate or extend the exercisability or extend the term of any or all such outstanding Options within the maximum ten-year term of Options under Section 2.3; and

               (g) make all other determinations and take such other action as contemplated by this Plan or as may be necessary or advisable for the administration of this Plan and the effectuation of its purposes.

                   Notwithstanding the foregoing, the provisions of Section 3 relating to Non-Employee Director Options will be automatic and, to the maximum extent possible, self-effectuating. To the extent required, any interpretation or administration of this Plan in respect of Options granted under Section 3 will be the responsibility of the Board.

       1.2.3 BINDING DETERMINATIONS. Any action taken by, or inaction of, the Corporation, any Subsidiary, the Board or the Committee relating or pursuant to this Plan will be within the absolute discretion of that entity or body and will be conclusive and binding upon all persons. No member of the Board or Committee, or officer of the Corporation or any Subsidiary, will be liable for any such action or inaction of the entity or body, of another person or, except in circumstances involving bad faith, of himself or herself. Subject only to compliance with the express provisions hereof, the Board and Committee may act in their absolute discretion in matters within their authority related to this Plan.

       1.2.4 RELIANCE ON EXPERTS. In making any determination or in taking or not taking any action under this Plan, the Committee or the Board, as the case may be, may obtain and may rely upon the advice of experts, including professional advisors to the Corporation. No director, officer or agent of the Company will be liable for any such action or determination taken or made or omitted in good faith.

       1.2.5 BIFURCATION OF PLAN ADMINISTRATION & DELEGATION. Subject to the limits set forth in the definition of "Committee" in Section 5, the Board may delegate different levels of authority to different Committees with administration and grant authority under this Plan, provided that each designated Committee granting any Options hereunder will consist exclusively of a member or members of the Board. A majority of the members of the acting Committee will constitute a quorum. The vote of a majority of a quorum or the unanimous written consent of a Committee will constitute action by the Committee. A Committee may delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Company.

    1.3 PARTICIPATION. Options may be granted by the Committee only to those persons that the Committee determines to be Eligible Persons. An Eligible Person who has been granted an Option may, if otherwise eligible, be granted additional Options if the Committee so determines. Non-Employee Directors will only be eligible to receive those Nonqualified Stock Options granted automatically under the provisions of Section 3.

    1.4  SHARES AVAILABLE FOR OPTIONS; SHARE LIMITS.

       1.4.1 SHARES AVAILABLE. Subject to the provisions of Section 4.2, the capital stock that may be delivered under this Plan will be shares of the Corporation's Common Stock. The Shares may be delivered for any lawful consideration.

       1.4.2 SHARE LIMITS. The maximum number of Shares that may be delivered pursuant to all Options granted under this Plan is 1,000,000 Shares (the "Share Limit"). The maximum number of Shares that may be delivered pursuant to Options granted to Non-Employee Directors under the provisions of Section 3 is 100,000 Shares. The maximum number of Shares subject to those Options that are granted during any calendar year to any one individual is 100,000 Shares. Each of the foregoing numerical limits will be subject to adjustment as contemplated by this Section 1.4 and Section 4.2.

       1.4.3  SHARE RESERVATION; REPLENISHMENT AND REISSUE OF UNVESTED
              OPTIONS. No Option may be granted under this Plan unless, on the date of grant, the sum of (i) the maximum number of Shares issuable at any time pursuant to such Option, plus (ii) the number of Shares that have previously been issued pursuant to Options granted under this Plan, other than reacquired Shares available for reissue consistent with any applicable limitations, plus (iii) the maximum number of Shares that may be issued at any time after such date of grant pursuant to Options that are outstanding on such date, does not exceed the Share Limit. Shares that are subject to or underlie Options that expire or for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under this Plan, as well as reacquired Shares, will again, except to the extent prohibited by law, be available for subsequent Options under this Plan.

    1.5 GRANT OF OPTION. Subject to the express provisions of this Plan, the Committee will determine the number of Shares subject to each Option and the price to be paid for the Shares. Each Option will be evidenced by an Option Agreement signed by the Corporation and, if required by the Committee, by the Participant.

    1.6 OPTION PERIOD. Any option and related right will expire not more than 10 years after the date of grant; provided, however, that the delivery of stock pursuant to an Option may be delayed until a future date if specifically authorized by the Committee in writing.

    1.7  LIMITATIONS ON EXERCISE AND VESTING OF OPTIONS.

       1.7.1 PROVISIONS FOR EXERCISE. Unless the Committee otherwise expressly provides, no Option will be exercisable or will vest until at least six months after the initial Option Date, and once exercisable an Option will remain exercisable until the expiration or earlier termination of the Option.

       1.7.2 PROCEDURE. Any exercisable Option will be deemed to be exercised when the Secretary of the Corporation receives written notice of such exercise from the Participant, together with any required payment made in accordance with Section 2.2(b) or 3.3, as the case may be.

       1.7.3 FRACTIONAL SHARES/MINIMUM ISSUE. Fractional share interests will be disregarded, but may be accumulated. The Committee, however, may determine in the case of Eligible Persons that cash, other securities, or other property will be paid or transferred in lieu of any fractional share interests. No fewer than 100 Shares may be purchased on exercise of any Option at one time unless the number purchased is the total number at the time available for purchase under the Option.

    1.8  NO TRANSFERABILITY.

       1.8.1 LIMIT ON EXERCISE AND TRANSFER. Unless otherwise expressly provided in (or pursuant to) this Section 1.8, by applicable law and by the Option Agreement, as the same may be amended, (i) all Options are non-transferable and will not be subject in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge; (ii) Options will be exercised only by the Participant; and (iii) amounts payable or Shares issuable pursuant to an Option will be delivered only to (or for the account of) the Participant.

       1.8.2 EXCEPTIONS. The Committee may permit Options to be exercised by and paid only to certain persons or entities related to the Participant pursuant to such conditions and procedures as the Committee may establish. Any permitted transfer will be subject to the condition that the Committee receive evidence satisfactory to it that the transfer is being made for estate and/or tax planning purposes and without consideration (other than nominal consideration). Incentive Stock Options will be subject to any and all additional transfer restrictions under the Code (notwithstanding Section 1.8.3).

       1.8.3 FURTHER EXCEPTIONS TO LIMITS ON TRANSFER. The exercise and transfer restrictions in Section 1.8.1 will not apply to:

               (a) transfers to the Corporation,

               (b) the designation of a beneficiary to receive benefits if the
                   Participant dies or, if the Participant has died, transfers to or exercise by the Participant's beneficiary, or, in the absence of a validly designated beneficiary, transfers by will or the laws of descent and distribution,

               (c) transfers pursuant to a QDRO order if approved or ratified by the Committee,

               (d) if the Participant has suffered a disability, permitted transfers or exercises on behalf of the Participant by the Participant's legal representative, or

               (e) the authorization by the Committee of "cashless exercise"
                   procedures with third parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of Options consistent with applicable laws and the express authorization of the Committee.

2.  ELIGIBLE PERSON OPTIONS.

    2.1 GRANTS. One or more Options may be granted under this Section 2 to any Eligible Person. Each Option granted will be designated in the applicable Option Agreement, by the Committee, as either an Incentive Stock Option, subject to Section 2.4, or a Nonqualified Stock Option.

    2.2  OPTION PRICE.

       2.2.1 PRICING LIMITS. The purchase price per Share covered by each Option will be determined by the Committee at the time of the grant, but in the case of Incentive Stock Options will not be less than 100% (110% in the case of a Participant described in Section 2.5) of the Fair Market Value of the Common Stock on the date of grant and in all cases will not be less than the par value thereof.

       2.2.2 PAYMENT PROVISIONS. The purchase price of any Shares purchased on exercise of an Option granted under this Section 2 will be paid in full at the time of each purchase in one or a combination of the following methods: (i) in cash or by electronic funds transfer;
              (ii) by certified or cashier's check payable to the order of the Corporation; (iii) by notice and third party payment in such manner as may be authorized by the Committee; or (iv) by the delivery of shares of Common Stock of the Corporation already owned by the Participant, PROVIDED, HOWEVER, that the Committee may in its absolute discretion limit the Participant's ability to exercise an Option by delivering such Shares, and any Shares delivered that were initially acquired upon exercise of a stock option must have been owned by the Participant at least six months as of the date of delivery. Shares used to satisfy the exercise price of an Option will be valued at their Fair Market Value on the date of exercise. Without limiting the generality of the foregoing, the Committee may provide that the Option can be exercised and payment made by delivering a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Corporation the amount of sale proceeds necessary to pay the exercise price and, unless otherwise prohibited by the Committee or applicable law, any applicable tax withholding under Section 4.5. The Corporation will not be obligated to deliver certificates for the Shares unless and until it receives full payment of the exercise price therefor and any related withholding obligations have been satisfied.

    2.3  VESTING; OPTION PERIOD.

       2.3.1 VESTING. Subject to Section 1.6, each Option will vest and become exercisable as of the date or dates determined by the Committee and set forth in the applicable Option Agreement.

       2.3.2 OPTION PERIOD. Subject to Section 1.6, each Option and all rights thereunder will expire no later than 10 years after the Option Date.

    2.4  LIMITATIONS ON GRANT AND TERMS OF INCENTIVE STOCK OPTIONS.

       2.4.1 $100,000 LIMIT. To the extent that the aggregate "FAIR MARKET VALUE" of stock with respect to which incentive stock options first become exercisable by a Participant in any calendar year exceeds $100,000, taking into account both Common Stock subject to Incentive Stock Options under this Plan and stock subject to incentive stock options under all other plans of the Company or any parent corporation, such options will be treated as Nonqualified Stock Options. For this purpose, the "FAIR MARKET VALUE" of the stock subject to options will be determined as of the date the options were awarded. In reducing the number of options treated as incentive stock options to meet the $100,000 limit, the most recently granted options will be reduced first. To the extent a reduction of simultaneously granted options is necessary to meet the $100,000 limit, the Committee may, in the manner and to the extent permitted by law, designate which shares are to be treated as shares acquired pursuant to the exercise of an Incentive Stock Option.

       2.4.2 OTHER CODE LIMITS. Incentive Stock Options may only be granted to Eligible Employees of the Corporation or a Subsidiary that satisfies the other eligibility requirements of the Code. There will be imposed in any Option Agreement relating to Incentive Stock Options such other terms and conditions as from time to time are required in order that the Option be an "incentive stock option" as that term is defined in Section 422 of the Code.

    2.5 LIMITS ON 10% HOLDERS. No Incentive Stock Option may be granted to any person who, at the time the Option is granted, owns (or is deemed to own under Section 424(d) of the Code) shares of outstanding Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation, unless the exercise price of such Option is at least 110% of the Fair Market Value of the stock subject to the Option and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.

    2.6  REPRICING/CANCELLATION AND REGRANT/WAIVER OF RESTRICTIONS.  Subject to
         Section 1.4 and Section 4.6 and the specific limitations on Options contained in this Plan, the Committee from time to time may authorize, generally or in specific cases only, for the benefit of any Eligible Person any adjustment in the vesting schedule, the number of Shares subject to, or the restrictions upon or the term of, an Option granted under this Section 2 by cancellation of an outstanding Option and a subsequent regranting of an Option, by amendment, by substitution of an outstanding Option, by waiver or by other legally valid means; provided, however, that no such amendment or other action shall reduce the per Share exercise price of the Option to a price less than 100% of the Fair Market Value of the Common Stock on the Option Date of the initial Option (subject to permitted adjustments pursuant to Section 4.2). Such amendment or other action may provide, among other changes, for a greater or lesser number of Shares subject to the Option, or a longer or shorter vesting or exercise period.

    2.7 OPTIONS IN SUBSTITUTION FOR STOCK OPTIONS GRANTED BY OTHER CORPORATIONS. Options may be granted to Eligible Persons under this Plan in substitution for employee stock options granted by other entities to persons who are or who will become Eligible Persons in respect of the Company, in connection with a distribution, merger or reorganization by or with the granting entity or an affiliated entity, or the acquisition by the Company, directly or indirectly, of all or a substantial part of the stock or assets of the employing entity.

3.  NON-EMPLOYEE DIRECTOR OPTIONS.

    3.1 PARTICIPATION. Options under this Section 3 will be made only to Non-Employee Directors and will be evidenced by Option Agreements substantially in the form of EXHIBIT A hereto.

    3.2  OPTION GRANTS.

       3.2.1 INITIAL OPTIONS. Subject to Section 3.2.3, after approval of this Plan by the stockholders of the Corporation, each person who is a Non-Employee Director of the Corporation at the time of adoption of the Plan and any person who thereafter becomes a Non-Employee Director of the Corporation and in each case who, immediately prior to such date, was not an officer or employee of the Company, will be granted automatically (without any action by the Committee or the Board) a Nonqualified Stock Option to purchase 5,000 Shares. The Option Date of such grant will be the date of approval of this Plan in the case of those individuals who are Non-Employee Directors at the time of adoption of the Plan and the date the director takes office in the case of individuals who subsequently become Non-Employee Directors.

       3.2.2 SUBSEQUENT ANNUAL OPTIONS. Subject to Section 3.2.3, at the close of trading on the first business day in each calendar year during the term of this Plan commencing in 1999, there will be granted automatically (without any action by the Committee or the Board) a Nonqualified Stock Option (the Option Date of which will be such date) to each Non-Employee Director then continuing in office to purchase 2,000 Shares.

       3.2.3 MAXIMUM NUMBER OF SHARES. Annual grants that would otherwise exceed the maximum number of shares under Section 1.4.1 will be prorated within such limitation. A Non-Employee Director will not receive more than one Nonqualified Stock Option under this Section
              3.2 in any calendar year.

    3.3 OPTION PRICE. The purchase price per Share covered by each Option granted pursuant to Section 3.2 will be 100 percent of the Fair Market Value of the Common Stock on the Option Date. The exercise price of any Option granted under Section 3.2 will be paid in full at the time of each purchase in cash or by check or in Shares valued at their Fair Market Value on the date of exercise of the Option, or partly in Shares and partly in cash, provided that any Shares used in payment shall have been owned by the Participant at least six months prior to the date of exercise.

    3.4  OPTION PERIOD AND EXERCISABILITY.  Each Option granted under Section
         3.2 and all rights or obligations thereunder will expire on the day before the tenth anniversary of the Option Date and will be subject to earlier termination as provided below. Each Option granted under

         Section 3.2 will become vested and exercisable at the rate of 25% per annum commencing on the first anniversary of the Option Date and each of the next three anniversaries thereof.

    3.5 TERMINATION OF DIRECTORSHIP. An Option granted to a Non-Employee Director pursuant to Section 3.2 shall terminate upon the Non-Employee Director's termination of service as a member of the Board, except: (i) if such termination is due to the Non-Employee Director's Total Disability, death or retirement, the Option shall become fully vested and exercisable upon the date of such termination and the Option may be exercised for only one year after the date of such termination; or (ii) if such termination is due to any reason other than the Non-Employee Director's Total Disability, death or retirement, the Option, to the extent not vested and exercisable on the date of such termination, will be terminated and the portion of the Option which is then vested and exercisable may be exercised for only three months after the date of such termination; in each case subject to earlier termination pursuant to or as contemplated by Section 3.4 or Section 3.6. For purposes of this Section 3.5, "retirement" shall mean the termination of a director's services on or after the date the director attains age 65 AND on or after the date the director completes ten years of service as a director of the Corporation.

    3.6  ADJUSTMENTS; ACCELERATIONS; TERMINATIONS.  Options granted under
         Section 3.2 will be subject to adjustments, accelerations and terminations as provided in Section 4.2, but only to the extent that in the case of a Change in Control Event such effect and any Board or Committee action in respect thereof is effected pursuant to the terms of a reorganization agreement approved by stockholders of the Corporation or is otherwise consistent with the effect on Options held by persons other than executive officers or directors of the Corporation (or, if there are none, consistent in respect of the underlying Shares with the effect on stockholders generally).

    3.7 ACCELERATION UPON A CHANGE IN CONTROL EVENT. Upon the occurrence of a Change in Control Event and acceleration under Section 4.2.2, each Option granted under Section 3.2 will become fully vested and immediately exercisable; provided, however, that none of the Options granted under Section 3.2 will be accelerated to a date less than six months after the Option Date of such Option. To the extent that any Option granted under Section 3.2 is not exercised prior to (i) a dissolution of the Corporation or (ii) a merger or other corporate event that the Corporation does not survive, and no provision is (or consistent with the provisions of this Plan can be) made for the assumption, conversion, substitution or exchange of the Option, the Option will terminate upon the occurrence of such event.

4.  OTHER PROVISIONS.

    4.1  RIGHTS OF ELIGIBLE PERSONS, PARTICIPANTS AND BENEFICIARIES.

       4.1.1 EMPLOYMENT STATUS. Status as an Eligible Person will not be construed as a commitment that any Option will be granted under this Plan to an Eligible Person or to Eligible Persons generally.

       4.1.2 NO EMPLOYMENT CONTRACT. Nothing contained in this Plan (or in any other documents related to this Plan or to any Option) will confer upon any Eligible Person or other Participant any right to continue in the employ or other service of the Company or constitute any contract or agreement of employment or other service, nor will interfere in any way with the right of the Company to change such person's compensation or other benefits or to terminate the employment (or services) of such person, with or without cause, but nothing contained in this Plan or any related document will adversely affect any independent contractual right of such person without the person's consent thereto.

       4.1.3 PLAN NOT FUNDED. Options payable under this Plan will be payable in Shares or from the general assets of the Corporation, and (except as provided in Section 1.4.3) no special or separate reserve, fund or deposit will be made to assure payment of such Options. No Participant, Beneficiary or other person will have any right, title or interest in any fund or in any specific asset (including Shares, except as expressly otherwise provided) of the Company by reason of any Option hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan will create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company and any Participant, Beneficiary or other person. To the extent that a Participant, Beneficiary or other person acquires a right to receive payment pursuant to any Option hereunder, such right will be no greater than the right of any unsecured general creditor of the Company.

    4.2  ADJUSTMENTS; ACCELERATION.

       4.2.1 ADJUSTMENTS. The following provisions will apply if any extraordinary dividend or other extraordinary distribution occurs in respect of the Common Stock (whether in the form of cash, Common Stock, other securities, or other property), or any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend), reverse stock split, reorganization, merger, combination, consolidation, split-up, spin-off, combination, repurchase, or exchange of Common Stock or other securities of the Corporation, or any similar, unusual or extraordinary corporate transaction (or event in respect of the Common Stock) or a sale of substantially all the assets of the Corporation as an entirety occurs. The Committee will, in such manner and to such extent (if any) as it deems appropriate and equitable:

               (a) proportionately adjust any or all of (i) the number and type of Shares (or other securities) that thereafter may be made the subject of Options (including the specific maxima and numbers of Shares set forth elsewhere in this Plan), (ii) the number, amount and type of Shares (or other securities or property) subject to any or all outstanding Options, (iii) the grant, purchase, or exercise price of any or all outstanding Options, or (iv) the securities, cash or other property deliverable upon exercise of any outstanding Options, or

               (b) in the case of an extraordinary dividend or other
                   distribution, recapitalization, reclassification, merger, reorganization, consolidation, combination, sale of assets, split up, exchange, or spin off, make provision for a cash payment or for the substitution or exchange of any or all outstanding Options or the cash, securities or property deliverable to the holder of any or all outstanding Options based upon the distribution or consideration payable to holders of the Common Stock upon or in respect of such event. In each case, with respect to Incentive Stock Options, no such adjustment will be made that would cause this Plan to violate Section 422 or 424(a) of the Code or any successor provisions without the written consent of the holders materially adversely affected thereby. In any of such events, the Committee may take such action sufficiently prior to such event if necessary to permit the Participant to realize the benefits intended to be conveyed with respect to the underlying shares in the same manner as is available to stockholders generally.

       4.2.2 ACCELERATION OF OPTIONS UPON CHANGE IN CONTROL. Unless prior to a Change in Control Event the Committee determines that, upon its occurrence, benefits under any or all Options will not accelerate or determines that only certain or limited benefits under any or all Options will be accelerated and the extent to which they will be accelerated, and/or establishes a different time in respect of such Change in Control Event for such acceleration, then upon the occurrence of a Change in Control Event, each Option will become fully vested and immediately exercisable.

             However, in the case of a transaction intended to be accounted for as a pooling of interests transaction, the Committee will have no discretion with respect to the foregoing acceleration of Options. The Committee may override the limitations on acceleration in this
             Section 4.2.2 by express provision in the Option Agreement and may accord any Eligible Person a right to refuse any acceleration, whether pursuant to the Option Agreement or otherwise, in such circumstances as the Committee may approve. Any acceleration of Options will comply with applicable legal requirements.

       4.2.3 POSSIBLE EARLY TERMINATION OF ACCELERATED OPTIONS. If any Option under this Plan (other than an Option granted under Section 3.2) has been fully accelerated as permitted by Section 4.2.2 but is not exercised prior to (i) a dissolution of the Corporation, or
              (ii) a reorganization event described in Section 4.2.1 that the Corporation does not survive, or (iii) the consummation of reorganization event described in Section 4.2.1 that results in a Change in Control Event approved by the Board, and no provision has been made for the survival, substitution, exchange or other settlement of such Option, such Option will thereupon terminate.

    4.3 EFFECT OF TERMINATION OF EMPLOYMENT; TERMINATION OF SUBSIDIARY STATUS; DISCRETIONARY PROVISIONS.

       4.3.1 OPTIONS--RESIGNATION OR DISMISSAL. If the Participant's employment by (or other service specified in the Option Agreement to) the Company terminates for any reason

              (the date of such termination being referred to as the "SEVERANCE DATE") other than due to Retirement, Total Disability or death, or "for cause" (as determined in the discretion of the Committee), the Participant will have, unless otherwise provided in the Option Agreement and subject to earlier termination pursuant to or as contemplated by Section 1.6 or Section 4.2, three months after the Severance Date to exercise any Option to the extent it has become vested on the Severance Date. In the case of a termination "for cause", the Option will terminate on the Severance Date (whether or not vested). In all cases, the Option, to the extent not vested on the Severance Date, will terminate.

       4.3.2 OPTIONS--DEATH OR DISABILITY. If the Participant's employment by (or specified service to) the Company terminates as a result of Total Disability or death, the Participant, the Participant's Personal Representative or the Participant's Beneficiary, as the case may be, will have, unless otherwise provided in the Option Agreement and subject to earlier termination pursuant to or as contemplated by Section 1.6 or Section 4.2, until 12 months after the Severance Date to exercise any Option to the extent it has become vested on the Severance Date. The Option, to the extent not vested on the Severance Date, will terminate.

       4.3.3 OPTIONS--RETIREMENT. If the Participant's employment by (or specified service to) the Company terminates as a result of Retirement, the Participant, Participant's Personal Representative or the Participant's Beneficiary, as the case may be, will have, unless otherwise provided in the Option Agreement and subject to earlier termination pursuant to or as contemplated by Section 1.6 or Section 4.2, until 12 months after the Severance Date to exercise any Nonqualified Stock Option (three months after the Severance Date in the case of an Incentive Stock Option) to the extent it has become vested on the Severance Date. The Option, to the extent not vested on the Severance Date, will terminate.

       4.3.4 COMMITTEE DISCRETION. Notwithstanding the foregoing provisions of this Section 4.3, in the event of, or in anticipation of, a termination of employment with the Company for any reason, other than discharge for cause, the Committee may increase the portion of the Participant's Option available to the Participant, or Participant's Beneficiary or Personal Representative, as the case may be, or, subject to the provisions of Section 1.6, extend the exercisability period upon such terms as the Committee determines and expressly sets forth in or by amendment to the Option Agreement.

    4.4 COMPLIANCE WITH LAWS. This Plan, the granting and vesting of Options under this Plan and the offer, issuance and delivery of securities and/or the payment of money under this Plan or under Options granted hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. Any securities delivered under this Plan will be subject to such restrictions and to any restrictions the Committee may require to preserve a pooling of interests under generally accepted accounting principles, and the person acquiring such securities will, if requested by the Corporation, provide such assurances and representations to the Corporation as the Corporation may deem necessary or desirable to assure compliance with all applicable legal requirements.

    4.5  TAX WITHHOLDING.

       4.5.1 CASH OR SHARES. Upon any exercise, vesting, or payment of any Option or upon the disposition of Shares acquired pursuant to the exercise of an Incentive Stock Option prior to satisfaction of the holding period requirements of Section 422 of the Code, the Company will have the right at its option to (i) require the Participant (or Personal Representative or Beneficiary, as the case may be) to pay or provide for payment of the amount of any taxes which the Company may be required to withhold with respect to such Option event or payment or (ii) deduct from any amount payable in cash the amount of any taxes which the Company may be required to withhold with respect to such cash payment. In any case where a tax is required to be withheld in connection with the delivery of shares of Common Stock under this Plan, the Committee may in its sole discretion (subject to Section 4.4) grant (either at the time of the Option or thereafter) to the Participant the right to elect, pursuant to such rules and subject to such conditions as the Committee may establish, to have the Corporation reduce the number of Shares to be delivered by (or otherwise reacquire) the appropriate number of Shares valued at their then Fair Market Value, to satisfy such withholding obligation.

       4.5.2 TAX LOANS. The Company may, in its discretion, authorize a loan to an Eligible Person in the amount of any taxes which the Company may be required to withhold with respect to Shares received (or disposed of, as the case may be) pursuant to a transaction described in Section 4.5.1. Such a loan shall be for a term, at a rate of interest and pursuant to such other terms and conditions as the Company, under applicable law may establish.

    4.6  PLAN AMENDMENT, TERMINATION AND SUSPENSION.

       4.6.1 BOARD AUTHORIZATION. The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part. No Options may be granted during any suspension of this Plan or after termination of this Plan, but the Committee shall retain jurisdiction as to Options then outstanding in accordance with the terms of this Plan.

       4.6.2 STOCKHOLDER APPROVAL. To the extent then required under Sections 422 and 424 of the Code or any other applicable law, or deemed necessary or advisable by the Board, any amendment to this Plan will be subject to stockholder approval.

       4.6.3 AMENDMENTS TO OPTIONS. Without limiting any other express authority of the Committee under but subject to the express limits of this Plan, the Committee by agreement or resolution may waive conditions of or limitations on Options to Eligible Persons that the Committee in the prior exercise of its discretion has imposed, without the consent of a Participant, and may make other changes to the terms and conditions of Options that do not affect in any manner materially adverse to the Participant, his or her rights and benefits under an Option.

       4.6.4 LIMITATIONS ON AMENDMENTS TO PLAN AND OPTIONS. No amendment, suspension or termination of this Plan or change of or affecting any outstanding Option will, without written consent of the Participant, affect in any manner materially adverse to the Participant any rights or benefits of the Participant or obligations of the Corporation under any Option granted under this Plan prior to the effective date of such change. Changes contemplated by Section 4.2 will not be deemed to constitute changes or amendments for purposes of this Section 4.6.

    4.7 PRIVILEGES OF STOCK OWNERSHIP. Except as otherwise expressly authorized by the Committee or this Plan, a Participant will not be entitled to have any privilege of stock ownership as to any Shares not actually delivered to and held of record by the Participant. No adjustment will be made for dividends or other rights as a stockholder for which a record date is prior to such date of delivery.

    4.8 EFFECTIVE DATE OF THE PLAN. This Plan will be effective upon its approval by the Board (the "EFFECTIVE DATE"), subject to approval by the stockholders of the Corporation within twelve months after the date of such Board approval.

    4.9 TERM OF THE PLAN. Unless earlier terminated by the Board, this Plan will terminate at the close of business on the day before the tenth anniversary of the Effective Date (the "TERMINATION DATE") and no Options may be granted under this Plan after that date. Unless otherwise expressly provided in this Plan or in an applicable Option Agreement, any Option theretofore granted may extend beyond such date, and all authority of the Committee with respect to Options hereunder, including the authority to amend an Option, will continue during any suspension of this Plan and in respect of outstanding Options on the Termination Date.

    4.10 GOVERNING LAW/CONSTRUCTION/SEVERABILITY.

       4.10.1 CHOICE OF LAW. This Plan, the Options, all documents evidencing Options and all other related documents will be governed by, and construed in accordance with the laws of the State of California.

       4.10.2 SEVERABILITY. If a court of competent jurisdiction holds any provision invalid and unenforceable, the remaining provisions of this Plan will continue in effect.

       4.10.3  PLAN CONSTRUCTION.

               (a) RULE 16B-3. It is the intent of the Corporation that transactions in and affecting Options in the case of Participants who are or may be subject to Section 16 of the Exchange Act satisfy any then applicable requirements of Rule 16b-3 so that such persons (unless they otherwise agree) will be entitled to the benefits of Rule 16b-3 or other exemptive rules under Section 16 of the Exchange Act in respect of those transactions and will not be subjected to avoidable liability thereunder.

               (b) SECTION 162(M). It is the further intent of the Company that Options with an exercise price not less than Fair Market Value on the date of grant that are granted to or held by a person subject to Section 162(m) will qualify as performance-based compensation under Section 162(m) to the extent that the Committee authorizing the Option satisfies the administrative requirements thereof.

                   This Plan will be interpreted consistent with such intent.

    4.11 CAPTIONS. Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings will not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

    4.12 EFFECT OF CHANGE OF SUBSIDIARY STATUS. For purposes of this Plan and any Option hereunder, if an entity ceases to be a Subsidiary a termination of employment and service will be deemed to have occurred with respect to each Eligible Person in respect of such Subsidiary who does not continue as an Eligible Person in respect of another entity within the Company.

    4.13 NON-EXCLUSIVITY OF PLAN. Nothing in this Plan will limit or be deemed to limit the authority of the Board or the Committee to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

5.  DEFINITIONS.

    "BENEFICIARY" means the person, persons, trust or trusts designated by a Participant or, in the absence of a designation, entitled by will or the laws of descent and distribution, to receive the benefits specified in the Option Agreement and under this Plan if the Participant dies, and means the Participant's executor or administrator if no other Beneficiary is designated and able to act under the circumstances.

    "BOARD" means the Board of Directors of the Corporation.

    "CHANGE IN CONTROL EVENT" means any of the following:

       (a) Approval by the stockholders of the Corporation of the dissolution or liquidation of the Corporation;

       (b) Approval by the stockholders of the Corporation of an agreement to merge or consolidate, or otherwise reorganize, with or into one or more entities that are not Subsidiaries or other affiliates, as a result of which less than 50% of the outstanding voting securities of the surviving or resulting entity immediately after the reorganization are, or will be, owned, directly or indirectly, by stockholders of the Corporation immediately before such reorganization (assuming for purposes of such determination that there is no change in the record ownership of the Corporation's securities from the record date for such approval until such reorganization and that such record owners hold no securities of the other parties to such reorganization), but including in such determination any securities of the other parties to such reorganization held by affiliates of the Corporation);

       (c) Approval by the stockholders of the Corporation of the sale of substantially all of the Corporation's business and/or assets to a person or entity that is not a Subsidiary or other affiliate; or;

       (d) Any "PERSON" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act but excluding any person described in and satisfying the conditions of Rule 13d-1(b)(1) thereunder) becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing more than 50% of the combined voting power of the Corporation's then outstanding securities entitled to then vote generally in the election of directors of the Corporation; or

       (e) During any period not longer than two consecutive years, individuals who at the beginning of such period constituted the Board cease to constitute at least a majority thereof, unless the election, or the nomination for election by the Corporation's stockholders, of each new Board member was approved by a vote of at least three-fourths of the Board members then still in office who were Board members at the beginning of such period (including for these purposes, new members whose election or nomination was so approved).

    "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

    "COMMISSION" means the Securities and Exchange Commission.

    "COMMITTEE" means the Board or any one or more committees of director(s) appointed by the Board to administer this Plan with respect to the Options within the scope of authority delegated by the Board. At least one committee will be comprised only of two or more directors, each of whom, in respect of any decision involving both (i) a Participant affected by the decision who is or may be subject to Section 162(m), and (ii) compensation intended as performance-based compensation within the meaning of Section 162(m), will be Disinterested; in acting on any transaction with or for the benefit of a
    Section 16 Person, the participating members of such Committee also shall be Non-Employee Directors within the meaning of Rule 16b-3.

    "COMMON STOCK" means the Common Stock of the Corporation, par value $0.01 per share, and such other securities or property as may become the subject of Options, or become subject to Options, pursuant to an adjustment made under Section 4.2 of this Plan.

    "COMPANY" means, collectively, the Corporation and its Subsidiaries.

    "CORPORATION" means Gottschalks Inc., a Delaware corporation, and its successors.

    "DISINTERESTED" means a director who is an "outside director" within the meaning of Section 162(m) and any applicable legal or regulatory requirements.

    "ELIGIBLE EMPLOYEE" means an officer (whether or not a director) or other employee of the Company.

    "ELIGIBLE PERSON" means an Eligible Employee, or any Other Eligible Person, as determined by the Committee.

    "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

    "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time.

    "FAIR MARKET VALUE" on any date means (a) if the stock is listed or admitted to trade on a national securities exchange, the closing price of the stock on the Composite Tape, as published in the Western Edition of The Wall Street Journal, of the principal national securities exchange on which the stock is so listed or admitted to trade, on such date, or, if there is no trading of the stock on such date, then the closing price of the stock as quoted on such Composite Tape on the next preceding date on which there was trading in such shares; (b) if the stock is not listed or admitted to trade on a national securities exchange, the last/closing price for the stock on such date, as furnished by the National Association of Securities Dealers, Inc. ("NASD") through the NASDAQ National Market Reporting System or a similar organization if the NASD is no longer reporting such information;
    (c) if the stock is not listed or admitted to trade on a national securities exchange and is not reported on the National Market Reporting System, the mean between the bid and asked price for the stock on such date, as furnished by the NASD or a similar organization; or (d) if the stock is not listed or admitted to trade on a national securities exchange, is not reported on the National Market Reporting System and if bid and asked prices for the stock are not furnished by the NASD or a similar organization, the value as established by the Committee at such time for purposes of this Plan. Any determination as to fair market value made pursuant to this Plan shall be determined without regard to any restriction other than a restriction which, by its terms, will never lapse, and shall be conclusive and binding on all persons.

    "INCENTIVE STOCK OPTION" means an Option that is designated and intended as an incentive stock option within the meaning of Section 422 of the Code, the award of which contains such provisions (including but not limited to the receipt of stockholder approval of this Plan, if the award is made prior to such approval) and is made under such circumstances and to such persons as may be necessary to comply with that section.

    "NONQUALIFIED STOCK OPTION" means an Option that is designated as a Nonqualified Stock Option and will include any Option intended as an Incentive Stock Option that fails to meet the applicable legal requirements thereof. Any Option granted hereunder that is not designated as an incentive stock option will be deemed to be designated a nonqualified stock option under this Plan and not an incentive stock option under the Code.

    "NON-EMPLOYEE DIRECTOR" means a member of the Board who is not an officer or employee of the Company.

    "OPTION" means an option to purchase Common Stock granted under this Plan. The Committee shall designate any Option granted to an Eligible Employee as a Nonqualified Stock Option or an Incentive Stock Option. Options granted under Section 3 shall be Nonqualified Stock Options.

    "OTHER ELIGIBLE PERSON" means any individual consultant or advisor who or (to the extent provided in the next sentence) agent who renders or has rendered BONA FIDE services (other than services in connection with the offering or sale of securities of the Company in a capital raising transaction) to the Company, and who is selected to participate in this Plan by the Committee. A non-employee providing BONA FIDE services to the Company (other than as an eligible advisor or consultant) may also be selected as an Other Eligible Person if such agent's participation in this Plan would not adversely affect (a) the Corporation's eligibility to use Form S-8 to register under the Securities Act the offering of shares issuable under this Plan by the Company or (b) the Corporation's compliance with any other applicable laws.

    "OPTION AGREEMENT" means any writing setting forth the terms of an Option that has been authorized by the Committee.

    "OPTION DATE" means the date upon which the Committee took the action granting an Option or such later date as the Committee designates as the Option Date at the time of the Option or, in the case of Options under
    Section 3, the applicable dates set forth therein.

    "PARTICIPANT" means an Eligible Person who has been granted an Option under this Plan and a Non-Employee Director who has been granted an Option under
    Section 3.2 of this Plan.

    "PERSONAL REPRESENTATIVE" means the person or persons who, upon the disability or incompetence of a Participant, has acquired on behalf of the Participant, by legal proceeding or otherwise, the power to exercise the rights or receive benefits under this Plan and who by virtue of having become the legal representative of the Participant.

    "PLAN" means this Gottschalks Inc. 1998 Stock Option Plan.

    "QDRO" means a qualified domestic relations order as defined in Section 414(p) of the Code or Title I, Section 206(d)(3) of ERISA (to the same extent as if this Plan were subject thereto), or the applicable rules thereunder.

    "RULE 16B-3" means Rule 16b-3 as promulgated by the Commission pursuant to the Exchange Act, as amended from time to time.

    "SECTION 16 PERSON" means a person subject to Section 16(a) of the Exchange Act.

    "SECURITIES ACT" means the Securities Act of 1933, as amended from time to time.

    "SHARE" means a share of Common Stock.

    "SUBSIDIARY" means any corporation or other entity a majority of whose outstanding voting stock or voting power is beneficially owned, directly or indirectly, by the Corporation.

    "TOTAL DISABILITY" means a "permanent and total disability" within the meaning of Section 22(e)(3) of the Code and (except in the case of Incentive Stock Options and Options granted to Non-Employee Directors) such other disabilities, infirmities, affliction or conditions as the Committee may include under Section 3.

                                                                       EXHIBIT A

                                GOTTSCHALKS INC.
                             1998 STOCK OPTION PLAN
                          NON-EMPLOYEE DIRECTOR STOCK
                                OPTION AGREEMENT

    THIS NON-EMPLOYEE DIRECTOR STOCK OPTION AGREEMENT (this "AGREEMENT") dated
as of the    day of          ,    , by and between Gottschalks Inc., a Delaware
corporation (the "CORPORATION"), and                   , (the "DIRECTOR").

                                R E C I T A L S

    WHEREAS, the Corporation has adopted and the stockholders of the Corporation have approved the Gottschalks Inc. 1998 Stock Option Plan (the "PLAN").

    WHEREAS, pursuant to Section 3 of the Plan, the Corporation has granted to
the Director effective as of the     day of          ,     (the "OPTION DATE") a
stock option to purchase all or any part of          shares of the Corporation's
Common Stock ("COMMON STOCK") subject to and upon the terms and conditions set forth in this Agreement and in the Plan.

    NOW, THEREFORE, in consideration of the mutual promises and covenants made herein and the mutual benefits to be derived herefrom, the parties agree as follows:

1. DEFINED TERMS. Capitalized terms used herein and not otherwise defined herein shall have the meaning assigned to such terms in the Plan.

2. GRANT OF OPTION. This Agreement evidences the Corporation's grant to the Director of the right and option to purchase, subject to and upon the terms and conditions set forth in this Agreement and in the Plan, all or any part
    of          shares of the Common Stock (the "SHARES") at the price of $
    per share (the "OPTION"), exercisable from time to time, subject to the provisions of this Agreement and the Plan, prior to the close of business on the day before the tenth anniversary of the Option Date (the "EXPIRATION DATE"). Such price is equal to the Fair Market Value of a Share on the Option Date.

3. EXERCISABILITY OF OPTION. Except as provided in the Plan or in any resolution of the Board adopted after the date hereof, the Option shall become vested and exercisable in increments of 25% on each of the first, second, third and fourth anniversaries of the Option Date.

    To the extent that the Option is vested and exercisable, if the Director does not in any year purchase all or any part of the Shares to which the Director is entitled, the Director has the right cumulatively thereafter to purchase any Shares not so purchased and such right shall continue until the Option terminates or expires. The Option shall only be exercisable in respect of whole shares, and fractional share interests shall be disregarded. The Option shall be exercisable by the delivery to the Secretary of the Corporation of a written notice stating the number of Shares to be purchased pursuant to the

    Option and accompanied by payment made in accordance with and in a form permitted by Section 3.3 of the Plan for the full purchase price of the Shares to be purchased.

4. SERVICE AND EFFECT OF TERMINATION OF SERVICE. The Director agrees to serve as a member of the Board in accordance with the provisions of the Corporation's Certificate of Incorporation, ByLaws, and applicable law. If the Director's services as a member of the Board terminate for any reason, the Option shall terminate at the time and to the extent set forth in
    Section 3.5 of the Plan.

5. GENERAL TERMS. The Option and this Agreement are subject to, and the Corporation and the Director agree to be bound by, the terms and conditions of the Plan, incorporated herein by this reference. The Director acknowledges receiving a copy of the Plan and reading its applicable provisions. The Option is subject to adjustment, acceleration, and early termination as provided in Section 3.6 of the Plan. The Option is nontransferable as provided in Section 1.8 of the Plan.

    IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

DIRECTOR                                       GOTTSCHALKS INC.
                                               (A DELAWARE CORPORATION)
--------------------------------------------
SIGNATURE

--------------------------------------------   By: ----------------------------------------
PRINT NAME

--------------------------------------------   Its:
ADDRESS                                        -----------------------------------------

--------------------------------------------
CITY, STATE, ZIP CODE

                               CONSENT OF SPOUSE

    In consideration of the execution of the foregoing Agreement by Gottschalks
Inc., I,                   , the spouse of the Director therein named, do hereby
agree to be bound by all of the terms and provisions thereof and of the Plan.

Date: ----------------   ------------------------------------------------------------------
                         SIGNATURE OF SPOUSE

                                   EXHIBIT B
                              THE GOTTSCHALKS INC.
                       1998 EMPLOYEE STOCK PURCHASE PLAN

    The following constitute the provisions of the 1998 Employee Stock Purchase Plan of Gottschalks Inc.

    1. PURPOSE. The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

    2.  DEFINITIONS.

        (a) "BOARD" shall mean the Board of Directors of the Company.

        (b) "CODE" shall mean the Internal Revenue Code of 1986, as amended.

        (c) "COMMON STOCK" shall mean the Common Stock of the Company.

        (d) "COMPANY" shall mean Gottschalks Inc., a Delaware corporation.

        (e) "COMPENSATION" shall mean all regular straight time gross earnings, payments for overtime, shift premium, incentive compensation, incentive payments, bonuses, commissions and other cash compensation.

        (f) "CONTINUOUS STATUS AS AN EMPLOYEE" shall mean the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of a leave of absence agreed to in writing by the Company, provided that such leave is for a period of not more than 90 days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

        (g) "CONTRIBUTIONS" shall mean all amounts credited to the account of a participant pursuant to the Plan.

        (h) "DESIGNATED SUBSIDIARIES" shall mean the Subsidiaries which have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan (including any Subsidiaries which have been so designated after the date the Plan is approved by stockholders).

        (i) "EMPLOYEE" shall mean any person, including an officer, who is customarily employed for at least twenty (20) hours per week and more than five (5) months in a calendar year by the Company or one of its Designated Subsidiaries.

        (j) "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

        (k) "EXERCISE DATE" shall mean the last day of each Offering Period of the Plan.

        (l) "OFFERING DATE" shall mean the first business day of each Offering Period of the Plan.

        (m) "OFFERING PERIOD" shall mean a period of six (6) months, subject to and except as otherwise provided in Section 4.

        (n) "PLAN" shall mean this Employee Stock Purchase Plan.

        (o) "SUBSIDIARY" shall mean any corporation, domestic or foreign, in an unbroken line of corporations (beginning with the Company) in which each corporation (other than the last corporation) has stock possessing 50% or more of the total combined voting power of all classes of stock in one or more of the other corporations in the chain, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

    3.  ELIGIBILITY.

    (a) Any person who has been employed as an Employee for three (3) months as of the Offering Date of a given Offering Period shall be eligible to participate during such Offering Period under the Plan, subject to the requirements of
Section 5(a) and the limitations imposed by Section 423(b) of the Code.

    (b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) if, immediately after the grant, such Employee (after applying the attribution rules contained in Section 424(d) of the Code) would own stock and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Subsidiary, or (ii) if such option would permit his or her rights to purchase stock under all employee stock purchase plans (described in Section 423 of the Code) of the Company and its Subsidiaries to accrue at a rate which exceeds Twenty Five Thousand Dollars ($25,000) of fair market value of such stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time. For this purpose, a right to purchase stock occurs when it first becomes exercisable during the calendar year.

    4. OFFERING PERIODS. The first Offering Period shall commence on August 1, 1998 (or such other date as the Board of Directors shall determine) and terminate on January 31, 1999. All subsequent new Offering Periods shall commence on or about August 1 and February 1 of each year (or at such other time or times as may be determined by the Board of Directors) and shall terminate on the next succeeding January 31 and July 31, respectively. The Plan shall continue until terminated in accordance with Sections 19 or 23 hereof. The Board of Directors of the Company shall have the power to change the duration and/or the frequency of Offering Periods with respect to future offerings without stockholder approval if such change is announced at least ten (10) days prior to the scheduled beginning of the first Offering Period to be affected.

    5.  PARTICIPATION.

    (a) An eligible Employee may become a participant in the Plan by completing a subscription agreement on the form provided by the Company and filing it with the Company's payroll office prior to the applicable Offering Date, unless a different time for filing the subscription agreement is set by the Board for all eligible Employees with respect to a given Offering Period. The subscription agreement shall set forth the percentage of the participant's Compensation (which shall be not less than 1% and not more than 10%) to be applied as Contributions pursuant to the Plan.

    (b) Payroll deductions shall commence on the first payroll following the Offering Date and shall end on the last payroll paid on or prior to the Exercise Date of the Offering Period to which the subscription agreement is applicable, unless sooner terminated by the participant as provided in Section 10.

    6.  METHOD OF PAYMENT OF CONTRIBUTIONS.

    (a) The participant shall elect to have payroll deductions made on each payday during the Offering Period in an amount not less than one percent (1%) and not more than ten percent (10%) of such participant's Compensation on each such payday. The Company will maintain on its books or cause to be maintained by a recordkeeper an account in the name of such participant. All payroll deductions made by a participant shall be credited to his or her account under the Plan. A participant may not make any additional payments into such account.

    (b) A participant may discontinue his or her participation in the Plan as provided in Section 10, or, on one occasion only during the Offering Period, may decrease the rate of his or her Contributions during the Offering Period by completing and filing with the Company a new subscription agreement. The change in rate shall be effective as of the beginning of the fiscal quarter following the date of filing of the new subscription agreement.

    (c) Notwithstanding the foregoing, to the extent necessary to comply with
Section 423(b)(8) of the Code and Section 3(b) herein, a participant's payroll deductions may be decreased to 0% at such time during any Offering Period which is scheduled to end during the current calendar year that the aggregate of all payroll deductions accumulated with respect to such Offering Period and any other Offering Period ending within the same calendar year equal $21,250. Payroll deductions shall re-commence at the rate provided in such participant's subscription agreement at the beginning of the first Offering Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in Section 10.

    7.  GRANT OF OPTION.

    (a) On the Offering Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on the Exercise Date a number of shares of the Company's Common Stock determined by dividing such Employee's Contributions accumulated prior to such Exercise Date and retained in the participant's account as of the Exercise Date by the lower of (i) eighty-five percent (85%) of the fair market value of a share of the Company's Common Stock on the Offering Date, or (ii) eighty-five percent (85%) of the fair market value of a share of the Company's Common Stock on the Exercise Date; PROVIDED, HOWEVER, that the maximum number of shares an Employee may purchase during each Offering Period shall be determined at the Offering Date by dividing $12,500 by the fair market value of a share of the Company's Common Stock on the Offering Date, and provided further that such purchase shall be subject to the limitations set forth in Sections 3(b) and 12. The fair market value of a share of the Company's Common Stock shall be determined as provided in Section 7(b).

    (b) The option price per share of the shares offered in a given Offering Period shall be the lower of: (i) 85% of the fair market value of a share of the Common Stock of the Company on the Offering Date; or (ii) 85% of the fair market value of a share of the Common Stock of the Company on the Exercise Date. The fair market value of the Company's Common Stock on a given date shall be the closing price on The New York Stock Exchange on such date (or, in the event that the Common Stock is not traded on such date, on the immediately preceding trading date), as reported in The Wall Street Journal or, in the event the Common Stock is not listed on The New York Stock Exchange, the fair market value shall be the closing price of the Common Stock for such date (or, in the event that the Common Stock is not traded on such date, on the immediately preceding trading date), as reported on such other national securities exchange on which the Common Stock is traded or, if such price is not reported, the mean of the bid and asked prices per share of the Common Stock as reported by such national securities exchange on which the Common Stock is traded or, if such prices are not so reported, as determined by the Board in its discretion.

    8. EXERCISE OF OPTION. Unless a participant withdraws from the Plan as provided in paragraph 10, his or her option for the purchase of shares will be exercised automatically on the Exercise Date of the Offering Period, without any further action on the optionee's part, and the maximum number of full shares subject to option will be purchased at the applicable option price with the accumulated Contributions in his or her account. The shares purchased upon exercise of an option hereunder shall be deemed to be transferred to the participant on the Exercise Date. During his or her lifetime, a participant's option to purchase shares hereunder is exercisable only by him or her.

    9. DELIVERY. As promptly as practicable after the Exercise Date of each Offering Period, the Company shall arrange the delivery to each participant, as appropriate, of a certificate representing the shares purchased upon exercise of his or her option. Only cash remaining to the credit of a participant's account under the Plan after a purchase by him or her of shares at the termination of each Offering Period which is insufficient to purchase a whole share of Common Stock of the Company shall be carried over in the participant's account and applied to the option price for the succeeding Offering Period.

    10.  WITHDRAWAL; TERMINATION OF EMPLOYMENT; REDUCTION IN SERVICE.

    (a) A participant may withdraw all but not less than all the Contributions credited to his or her account under the Plan at any time prior to ten (10) days prior to the Exercise Date of the Offering Period by giving written notice to the Company. All of the participant's Contributions credited to his or her account will be paid to him or her within fifteen (15) days after receipt of his or her notice of withdrawal and his or her option for the current period will be automatically terminated. No further Contributions for the purchase of shares will be made during the Offering Period.

    (b) Upon termination of the participant's Continuous Status as an Employee prior to the Exercise Date of the Offering Period for any reason, including retirement or death, the Contributions credited to his or her account will be returned to him or her or, in the case of his or her death, to the person or persons entitled thereto under Section 14, and his or her option will be automatically terminated.

    (c) In the event an Employee fails to remain in Continuous Status as an Employee of the Company for at least twenty (20) hours per week during the Offering Period in which the employee is a participant, he or she will be deemed to have elected to withdraw from the Plan and the Contributions credited to his or her account will be returned to him or her and his or her option terminated.

    (d) A participant's withdrawal from an offering will not have any effect upon his or her eligibility to participate in a succeeding offering or in any similar plan which may hereafter be adopted by the Company.

    11. INTEREST. No interest shall accrue on the Contributions of a participant in the Plan.

    12.  STOCK.

    (a) The maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be 500,000 shares, subject to adjustment upon changes in capitalization of the Company as provided in Section
18. If the total number of shares which would otherwise be subject to options granted pursuant to Section 7(a) on the Offering Date of an Offering Period exceeds the number of shares then available under the Plan (after deduction of all shares for which options have been exercised or are then outstanding), the Company shall make a pro rata allocation of the shares remaining available for option grant in as uniform a manner as shall be practicable and as it shall determine to be equitable. In such event, the Company shall give written notice of such reduction of the number of shares subject to the option to each Employee affected thereby and shall similarly reduce the rate of Contributions, if necessary.

    (b) The participant will have no interest or voting right in shares covered by his or her option until such option has been exercised.

    (c) Shares to be delivered to a participant under the Plan will be registered in the name of the participant or, if requested by the participant, in the name of the participant and his or her spouse.

    13. ADMINISTRATION. The Board, or a committee named by the Board, shall supervise and administer the Plan and shall have full power and discretion to adopt, amend and rescind any rules deemed desirable and appropriate for the administration of the Plan and not inconsistent with the Plan, to construe and interpret the Plan, and to make all other determinations necessary or advisable for the administration of the Plan. The composition of the committee shall be in accordance with the requirements to obtain or retain any available exemption from the operation of Section 16(b) of the Exchange Act.

    14.  DESIGNATION OF BENEFICIARY.

    (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to the end of the Offering Period but prior to delivery to him or her of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to the Exercise Date of the Offering Period. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective in a form prescribed by the Board.

    (b) Such designation of beneficiary may be changed by the participant (and his or her spouse, if any) at any time by written notice to the Company. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

    15. TRANSFERABILITY. Neither Contributions credited to a participant's account nor any options or rights with regard to the exercise of options or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or as provided in Section 14) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Section 10.

    16. USE OF FUNDS. All Contributions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such Contributions.

    17. REPORTS. Individual bookkeeping accounts will be maintained for each participant in the Plan. Statements of account will be given to participating Employees promptly following the Exercise Date, which statements will set forth the amount of Contributions, the per share purchase price, the number of shares purchased and the remaining cash balance, if any.

    18.  ADJUSTMENTS UPON CHANGES IN CAPITALIZATION.

    (a) ADJUSTMENT. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but have not yet been placed under option (collectively, the "Reserves"), as well as the price per share of Common Stock covered by each option under the Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

    (b) CORPORATE TRANSACTIONS. In the event of the proposed dissolution or liquidation of the Company, the Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option under the Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the Offering Period then in progress by setting a new Exercise Date (the "New Exercise Date"). If the Board shortens the Offering Period then in progress in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify each participant in writing, at least ten (10) days prior to the New Exercise Date, that the Exercise Date for his or her option has been changed to the New Exercise Date and that his or her option will be exercised automatically on the New Exercise Date, unless prior to such date he or she has withdrawn from the Offering Period as provided in Section 10. For purposes of this paragraph, an option granted under the Plan shall be deemed to be assumed if, following the sale of assets or merger, the option confers the right to purchase, for each share of option stock subject to the option immediately prior to the sale of assets or merger, the consideration (whether stock, cash or other securities or property) received in the sale of assets or merger by holders of Common Stock for each share of Common Stock held on the effective date of the transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); PROVIDED, HOWEVER, that if such consideration received in the sale of assets or merger was not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Board may, with the consent of the successor corporation and the participant, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in fair market value of the per share consideration received by holders of Common Stock in the sale of assets or merger.

    The Board may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per share of Common Stock covered by each outstanding option, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding Common Stock, and in the event of the Company being consolidated with or merged into any other corporation in connection therewith.

    19.  AMENDMENT OR TERMINATION.

    (a) The Board of Directors of the Company may at any time terminate or amend the Plan. Except as provided in Section 18, no such termination shall affect options previously granted, nor shall an amendment make any change in an outstanding option which adversely affects the rights of the optionee. In addition, to the extent necessary to comply with Section 423 of the Code (or any successor rule or provision or any applicable law or regulation), the Company shall obtain stockholder approval in such a manner and to such a degree as so required.

    (b) Without stockholder consent and without regard to whether any participant rights may be considered to have been adversely affected, the Board (or its committee) shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant's Compensation, and establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable which are consistent with the Plan. In addition, the Board (or its committee) shall have the right to designate from time to time the Subsidiaries where employees may be eligible to participate in the Plan and such designations shall not constitute an amendment to the Plan requiring stockholder approval in accordance with Treasury Regulations Section 1.423-2(c)(4).

    20. STOCKHOLDER APPROVAL. Stockholder approval of the Plan shall be obtained in the manner and to the extent required under applicable federal and state law.

    21. NOTICES. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for that purpose.

    22. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, any applicable state securities laws, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed.

    As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

    23. TERM OF PLAN; EFFECTIVE DATE. The Plan shall become effective upon its approval by the stockholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 19.

    24. PLAN CONSTRUCTION. It is the intent of the Company that transactions in and affecting options in the case of Participants who are or may be subject to Section 16 of the Exchange Act satisfy any then applicable requirements of Rule 16b-3 so that such persons (unless they otherwise agree) will be entitled to the exemptive relief of Rule 16b-3 in respect of those transactions and will not be subjected to avoidable liability thereunder. Accordingly, this Plan shall be deemed to contain, and such options shall contain, and the shares issued upon exercise thereof shall be subject to, such additional conditions and restrictions as may be required by Rule 16b-3 to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions. If any provision of this Plan or of any option would otherwise frustrate or conflict with the intent expressed above, that provision to the extent possible shall be interpreted as to avoid such conflict. If the conflict remains irreconcilable, the Board or the committee may disregard the provision if it concludes that to do so furthers the interest of the Company and is consistent with the purposes of this Plan as to such persons in the circumstances.

                                  GOTTSCHALKS INC.

                    ANNUAL MEETING OF STOCKHOLDERS, JUNE 25, 1998

P         The undersigned hereby appoints Joe Levy and O. James Woodward III and
R     each of them, each with full power of substitution, as proxy of the
O     undersigned to attend the Annual Stockholders' Meeting of Gottschalks
X     Inc., to be held on June 25, 1998 at 10:00 a.m., and any adjournment
Y thereof, and to vote the number of shares the undersigned would be entitled to vote if personally present as follows with respect to the following matters which are more fully described in the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated May 20, 1998, receipt of which is hereby acknowledged by the undersigned.

      COMMENTS/ADDRESS CHANGE: Please Mark Comment/Address Box on Reverse Side

                      (CONTINUED AND TO BE SIGNED ON OTHER SIDE)

                               -  FOLD AND DETACH HERE  -

                                                                                                                Please mark
                                                                                                             your votes as /X/
                                                                                                               indicated in
                                                                                                               this example

                                       WITHHELD
                             FOR       FOR ALL                                                            FOR    AGAINST  ABSTAIN
1. ELECTION OF DIRECTORS.    /  /       /  /                            2. 1998 Stock Option Plan         /  /      /  /    /  /

Joe Levy, James R. Famalette, Bret W. Levy,
Max Gutmann, Sharon Levy, Joseph J. Penbera,                            3. 1998 Employee Stock           /  /      /  /    /  /
Frederick R. Ruiz, O. James Woodward III                                   Purchase Plan
and William Smith
                                                                        4. Stockholder Proposal         /  /      /  /    /  /
WITHHELD FOR: (Write that nominee's name in the space provided below.)
                                                                        5. Such other matters as may properly come before the
______________________________________________________________________     meeting or any adjournment thereof. As to such
                                                                           other matters the undersigned hereby confers
                                                                           discretionary authority.

                                                                        I PLAN TO ATTEND MEETING                          /  /

                                                                        COMMENTS/ADDRESS CHANGE
                                                                        Please mark this box if you have written          /  /
                                                                        comments/address change on the reverse side.


                                                                        THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS
                                                                        MADE, THIS PROXY  WILL BE VOTED FOR EACH OF THE NOMINEES
                                                                        FOR DIRECTOR. THIS PROXY IS SOLICITED ON BEHALF OF THE
                                                                        BOARD OF DIRECTORS OF GOTTSCHALKS INC.

Signature(s)                                                              Dated
             ____________________________________________________________       __________________________________________, 1998
NOTE: PLEASE SIGN EXACTLY AS YOUR NAME IS PRINTED. EACH JOINT TENANT SHOULD SIGN. EXECUTIVES, ADMINISTRATORS, TRUSTEES OR
GUARDIANS SHOULD GIVE FULL TITLES WHEN SIGNING. PLEASE SIGN, DATE AND RETURN YOUR PROXY PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH
REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                       -  FOLD AND DETACH HERE  -